Exhibit 10.221










                                 THE SCHWABPLAN
                     RETIREMENT SAVINGS AND INVESTMENT PLAN



                    Restated and Amended as of April 1, 2001








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                                 THE SCHWABPLAN
                     RETIREMENT SAVINGS AND INVESTMENT PLAN

                                Table of Contents



Section                                                             Page Number

    1    Introduction and Purpose.............................                1

    2    Definitions..........................................                2

    3    Participation........................................               14

         3.1      Commencement of Participation.
         3.2      Cessation of Participation
         3.3      Readmission After Cessation of Participation
         3.4      Waiver of Participation

    4    Employer Contributions...............................               16

         4.1      Elective Contributions
         4.2      Employer Contributions
         4.3 Allocation of Matching Contributions, Profit Sharing Contributions and ESOP Contributions
         4.4      Timing of Employer Contributions.
         4.5      Forfeitures
         4.6      Contribution Percentage Test.
         4.7      Distribution of Excess Aggregate Contributions
         4.8 Aggregate Limit for Contribution Percentage and Actual Deferral Percentage.
         4.9      Profit Sharing Contributions.

    5    Salary Reduction Agreements and Rollover Contributions              23

         5.1      Salary Reduction Agreements.
         5.2      Change or Suspension of Salary Reduction Agreements
         5.3      Actual Deferral Percentage Test.
         5.4 Amendment or Revocation of Salary Reduction Agreement by Committee.
         5.5      Distribution of Excess Contributions.
         5.6      Rollover Contributions.
         5.7      Trustee-to-Trustee Transfer of Assets

    6    Allocation of Contributions..........................               29

         6.1      Establishment of Cash Contribution Account.
         6.2      Establishment of Subaccounts

    7    Special ESOP Provisions..............................               30

         7.1      Investment of ESOP Accounts
         7.2      Allocation to ESOP Accounts.
         7.3      Suspense Subfund for ESOP Accounts
         7.4      Disposition of Shares Released from Suspense Subfund.
         7.5      Limitations on Allocations to ESOP Accounts
         7.6      Acquisition of Shares.
         7.7      Effect of Change in Plan Sponsor's Capitalization.
         7.8      Trustee and Committee Discretion to Engage in
                  Transactions in Shares.
         7.9      Valuation of ESOP Accounts.
         7.10     Role of Purchasing Agent

    8    Investment of Contributions, Valuations and Participants' Cash
         Contribution Accounts................................               38

         8.1      Delivery of Contributions to Trust Fund
         8.2      Participants' Right to Select Investments
         8.3      Participant Investment Election
         8.4      Change in Investment Election for Future Contributions
         8.5      Change in Investment Election for Prior Contributions
         8.6      Valuation of Cash Contribution Accounts.

    9    Retirement Dates.....................................               40

         9.1      Normal Retirement Date
         9.2      Deferred Retirement Date.

    10   Eligibility for Payment of  Accounts and Vested Interests           41

         10.1     Participants' Right to Account Upon Termination
                  Due to Retirement, Death or Disability.
         10.2 Participants' Right to Account Upon Other Termination of Service
         10.3     Vesting Schedule for Determining Vested Interests.
         10.4     Breaks in Service.
         10.5 Participant's Right to Restoration of Account Upon Return to Service.
         10.6 Participant's Right to Account Upon Death After Termination of Service
         10.7     Amendment of Vesting Schedule.
         10.8 Distribution Following Attainment of Age 59-1/2 to Former Participants of The Hampton Pension Services, Inc. 401(k) Retirement Savings Plan

    11   Method of Payment of Accounts and Withdrawals........               45

         11.1     Methods of Payment.
         11.2     Commencement of Payment
         11.3     Special Rules For Distribution of Shares.
         11.4     Payments to Surviving Spouse or Beneficiary
         11.5     Latest Date for Commencement of Benefits.
         11.6     Redirection of Investment of ESOP Account.
         11.7     Hardship Withdrawals.
         11.8     Direct Rollovers to Another Qualified Plan or IRA.
         11.9     Certain Securities Law Restrictions
         11.10    Participant Loans.

    12   Maximum Amount of Allocation.........................               58

         12.1     Section 415 Limitations
         12.2     Refund or Forfeiture of Amounts in Excess of
                  Section 415 Limits.

    13   Voting Rights........................................               61

         13.1     Voting and Tender or Exchange of Shares in General.
         13.2     Voting of Allocated Shares.
         13.3     Mechanics of Voting Allocated Shares
         13.4     Voting of Unallocated Shares
         13.5     Tender or Exchange of Allocated Shares
         13.6     Tender or Exchange of Unallocated Shares.
         13.7     Voting of Deceased Participant's Shares

    14   Designation of Beneficiaries.........................               65

         14.1     Designation of Beneficiary
         14.2     Failure to Designate Beneficiary

    15   Administration of the Plan...........................               66

         15.1     The Committee.
         15.2     The Trustee.
         15.3     Committee's Responsibility for Entering into
                  Exempt Loans and Valuation of Shares
         15.4     Committee's Power to Engage Outside Experts.
         15.5     Composition of Committee.
         15.6     Actions of Committee.
         15.7     Disbursement of Plan Funds.
         15.8     Application for Benefits.
         15.9     Denied Claims for Benefits
         15.10    Indemnification.
         15.11    Agent for Service of Process.

    16   Expenses.............................................               71

         16.1     Payment of Plan Expenses
         16.2     Expenses Attributable to Investment of Plan Assets and Taxes.

    17   Employer Participation...............................               72

         17.1     Adoption of Plan by Affiliated Employer
         17.2     Termination of Participation by Participating Employer
         17.3     Effect of Termination of Participation by Participating
                  Employer.
         17.4     Limitations on Transfer of Plan Assets to Successor Plan
         17.5 Shares Allocated to Suspense Fund Excluded from Transfer of Plan Assets to Successor Plan.

    18   Amendment or Termination of the Plan.................               75

         18.1     Amendment, Suspension or Termination of Plan
         18.2     Power to Retroactively Amend, Suspend or Terminate
                  Plan Provisions
         18.3     Notice of Amendment, Suspension or Termination
         18.4     Effect of Termination of Plan.
         18.5     Partial Termination of Plan
         18.6     Trust for Exclusive Benefit of Participant

    19   Top-Heavy Plan Requirements..........................               78

         19.1     Top-Heavy Plan - In General
         19.2     Effect of Top-Heavy Status
         19.3     Top-Heavy Vesting Schedule.
         19.4     Definitions.
         19.5     Maintenance of Defined Benefit Plan in Addition to Plan.

    20   General Limitations and Provisions...................               84

         20.1     Exclusive Benefit of Participants and Beneficiaries
         20.2     No Rights to Continued Employment
         20.3     Trust Sole Source of Benefits.
         20.3     Trust Sole Source of Benefits.
         20.4     Risk of Decrease in Assets
         20.5     Incapacity of Participant or Beneficiary.
         20.6     Antialienation; Qualified Domestic Relations Orders
         20.7     Inability to Locate Participant or Beneficiary.
         20.8     Failure to Receive IRS Approval.
         20.9     Contributions Conditioned on Deductibility.
         20.10    Mistake of Fact
         20.11    Communications with Committee.
         20.12    Communications with Participants and Beneficiaries.
         20.13    Prior Service Credit
         20.14    Gender and Number
         20.15    Headings
         20.16    Governing Law.
         20.17    Severability of Provisions
         20.18    Heirs, Assigns and Personal Representatives
         20.19    Reliance on Data and Consents.
         20.20    Qualified Military Service.


    21   Application to Puerto Rico Employees.................               93

         21.1     Modifications Applicable to Puerto Rico.





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                                 THE SCHWABPLAN
                     RETIREMENT SAVINGS AND INVESTMENT PLAN

                        as Amended through June 24, 1999


                       SECTION 1. INTRODUCTION AND PURPOSE

     1.1 The Plan Sponsor established and maintains the Plan to enable each Participant to benefit, in accordance with the terms of the Plan, from contributions made by the Employer and from any increases in the value of the Plan assets through investment of such assets. The Plan is comprised of three parts: (i) a Section 401(k) plan, (ii) a profit sharing plan and (iii) an employee stock ownership plan. The purpose of the employee stock ownership plan portion of the Plan is to align Employees' interests with the interests of shareholders. It is anticipated that any Employer contributions to the employee stock ownership plan will be invested primarily or entirely in Shares of The Charles Schwab Corporation, that the employee stock ownership plan may acquire such Shares of The Charles Schwab Corporation from time to time with the proceeds of one or more Exempt Loans, the repayment of which may be secured in part by a pledge of the Shares of The Charles Schwab Corporation acquired with those loan proceeds, and that any Employer contributions to the employee stock ownership plan may be used in full or in substantial part to the payment of interest on, and retirement of principal of, such Exempt Loans.
     This Plan is a restatement of the SchwabPlan Retirement Savings and Investment Plan, which was initially effective as of October 1, 1983. The effective date of this restatement is January 1, 2001. The rights of any person who terminated employment or who retired on or before the effective date of this restated Plan or any provision hereof, including his or her eligibility for benefits and the time and form in which benefits, if any, will be paid, shall be determined solely under the terms of the Plan provisions as in effect on the date of his or her termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Participant. The rights of any other person shall be determined solely under the terms of this restated Plan, except as may otherwise be required by law.
     The Plan and Trust are intended to qualify as a plan and trust which are qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code. The Plan is intended to qualify in part as a profit sharing plan (as defined in
Section 401(a)(27) of the Code) and in part as a stock bonus plan and an employee stock ownership plan (as defined by Section 4975(e)(7) of the Code and
Section 407(d)(6) of the Act) designed to invest primarily in shares of stock of the Employer which meet the requirements for "qualifying employer securities" under Section 4975(e)(8) of the Code and Section 407(d)(5) of the Act. All provisions of the Plan and Trust shall be construed accordingly.
     All Trust Fund assets acquired under the Plan as a result of debt incurred to purchase Shares, Employer contributions, income and other additions to the Trust Fund shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan. It is intended that the Trust associated with the Plan be exempt from federal income taxation pursuant to the provisions of
Section 501(a) of the Code. Subject to the provisions of Section 16 of the Plan, the assets of the Plan shall be applied exclusively for the purposes of providing benefits to Participants and Beneficiaries under the Plan and for defraying expenses incurred in the administration of the Plan and its corresponding Trust.

                             SECTION 2. DEFINITIONS

     When used herein the following terms shall have the following meanings:
     2.1 "Account" means the account or accounts established and maintained on behalf of a Participant pursuant to (i) Section 6.1 with respect to the Participant's Cash Contribution Account and (ii) Section 7.1 with respect to the Participant's ESOP Account.
     2.2 "Act" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.
     2.3 "Actual Deferral Percentage" means the average of the ratios (calculated separately for each Employee) for each Plan Year of (a) the amount of Elective Contributions and Matching Contributions or Qualified Nonelective Contributions (if the Committee determines to take such Matching Contributions or such Qualified Nonelective Contributions into account when calculating Actual Deferral Percentage) on behalf of each Employee for the relevant Plan Year to
(b) the Employee's compensation (as defined in Treasury Regulation 1.415-2(d)(10) or in such other manner as is prescribed under Section 414(s) of the Code) while a Participant for the relevant Plan Year.
     2.4 "Affiliated Employer" means any corporation which is included in a controlled group of corporations (within the meaning of Section 414(b) of the
Code) which includes the Plan Sponsor, any trade or business (whether or not incorporated) which is under common control with the Plan Sponsor (within the meaning of Section 414(c) of the Code), any organization included in the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Plan Sponsor and any other entity required to be aggregated with the Plan Sponsor pursuant to the Regulations under Section 414(o) of the Code; except that for purposes of applying the provisions of Sections 12 and 19 with respect to the limitations on contributions, Section 415(h) of the Code shall apply.
     2.5 "Beneficiary" means the beneficiary or beneficiaries designated by a Participant pursuant to Section 14 to receive the amount, if any, payable under the Plan upon the death of such Participant.
     2.6 "Board of Directors" means the board of directors of Charles Schwab & Co., Inc.
     2.7 "Break in Service" means a Plan Year (or for purposes of determining membership in the Plan pursuant to Section 3, the Computation Period) during which an individual has not completed more than 500 Hours of Service, as determined by the Committee in accordance with the Regulations. A Break in Service shall be deemed to have commenced on the first day of the Plan Year in which it occurs. Solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Service which such individual would have completed but for a maternity or paternity absence, as determined by the Committee in accordance with this Section 2.7 and the Code and Regulations; provided, however, that the total Hours of Service so credited shall not exceed 501 Hours of Service and that the individual shall timely provide the Committee with such information as it shall require. Hours of Service credited for a maternity or paternity absence shall be credited at eight Hours of Service per day and shall be credited entirely (i) in the Plan Year or Computation Period in which the absence began if such Hours of Service are necessary to prevent a Break in Service in such Plan Year, or (ii) in the following Plan Year or Computation Period. For purposes of this Section 2.7, maternity or paternity absence shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual's child or the placement of a child with the individual in connection with adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or adoption.
     2.8 "Cash Contribution Account" means the account or accounts established and maintained on behalf of a Participant pursuant to Section 6.1 with respect to the Participant's Elective Contributions, Matching Contributions, Profit Sharing Contributions, Qualified Nonelective Contributions or Rollover Contributions.
     2.9 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.
     2.10 "Committee" means the Administrative Committee of the Employer provided for in Section 15. For purposes of the Act, the Employer shall be the "named fiduciary" (with respect to the matters for which it is hereby responsible under the Plan) of the Plan, and the Employer shall be the "plan administrator" of the Plan within the meaning of Section 3(16)(A) of the Act.
     2.11 "Compensation" means a Participant's W-2 compensation related to services rendered to the Employer, excluding (i) living allowances, (ii) travel or commuting allowances, (iii) reimbursements for financial planning, (iv) amounts that are paid as a result of participation in the Employer's Long-Term Incentive Plan, (v) employee referral awards, (vi) special incentive awards
(other than regular bonus programs), (vii) reimbursements for relocation expenses, (viii) commissions (other than "dual commissions", commissions based on trading results that are paid to traders who are also salaried and commissions where the Participant's only form of remuneration is commissions),
(ix) income items attributable to the taxable portion of employee benefits and any cash payments made as a result of an Employee's election not to receive insured benefits pursuant to the Company's Pre-Tax Contribution Plan, (x) amounts paid as short term disability benefits, (xi) any income items reflecting grants in aid, (xii) amounts paid to a Participant pursuant to the Charles Schwab Severance Pay Plan (other than any amounts paid with respect to the Notice Period, as defined in Section 2(K) of such plan), and (xiii) compensation in excess of $150,000 (adjusted for cost of living to the extent permitted by
Section 401(a)(17) of the Code and Regulations). For purposes of determining the whole percentage of Compensation for which a Participant may make a Salary Reduction Agreement, and not for any other purposes, subparagraph (ix) hereof shall be disregarded. Compensation shall be determined prior to reduction for
(i) any contributions pursuant to such Participant's election under Section 5.1,
(ii) any contributions made by an Employer on behalf of the Participant in the Plan Year pursuant to a Participant salary reduction election that are not includable in the Participant's income under Section 125 of the Code, and (iii) any contributions made by an Employer on behalf of the Participant in the Plan Year pursuant to a Participant salary reduction election that are not includable in the Participant's income under Section 132(a)(5) of the Code.
     2.12 "Computation Period" means a 12 consecutive month period beginning on the day an individual first performs an Hour of Service or first performs an Hour of Service following a Break in Service. Thereafter, the Computation Period shall be the Plan Year, commencing with the Plan Year that includes the day immediately following the last day of the Computation Period determined pursuant to the first sentence hereof.
     2.13 "Contribution Percentage" means the average of the ratios (calculated separately for each Participant for each Plan Year) of (a)(i) Matching Contributions, if any, made by the Employer on behalf of a Participant and (ii) Elective Contributions, (if the Committee elects to take into account Elective Contributions when calculating the Contribution Percentage) to (b) the Employee's compensation (as defined in Section 1.415-2(d)(10) of the Regulations or in such other manner as is prescribed under Section 414(s) of the Code) while a Participant for the relevant Plan Year.
     2.14 "Deferred Retirement Date" shall have the meaning set forth in Section 9.2.
     2.15 "Disability" means the inability to engage in any substantial gainful activity considering the Participant's age, education and work experience by reason of any medically determined physical or mental impairment that has continued without interruption for a period of at least six months and that can be expected to be of long, continued and indefinite duration. The determination of the Committee as to whether a Participant has a Disability shall be final, binding and conclusive.
     2.16 "Effective Date" means October 1, 1983.
     2.17 "Elective Contributions" means contributions made to the Trust Fund pursuant to a Participant's Salary Reduction Agreement entered into pursuant to
Section 5.1, and which are considered tax deferred under Section 401(k) of the Code.
     2.18 "Elective Contribution Subaccount" means the account established and maintained on behalf of a Participant pursuant to Section 6.2(a) with respect to his or her Elective Contributions and Qualified Nonelective Contributions.
     2.19 "Employee" means any "regular employee" of the Employer who is paid through United States payroll and for whom the Employer is required to withhold United States Federal employment taxes excluding (i) any person covered by any other pension, profit sharing or retirement plan to which any Employer or Affiliated Employer is required to contribute either directly or indirectly,
(ii) any nonresident alien individual who received no earned income (within the meaning of Section 911(d)(2)) from the Employer which constitutes income from sources within the United States, (iii) any employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his or her membership in the Plan, (iv) any individual who provides services to the Employer pursuant to an independent contractor agreement, irrespective of whether such individual is subsequently retroactively reclassified as a common law employee for periods during which the Employer originally classified such individual as an independent contractor, and (v) any individual who provides services to the Employer pursuant to an agreement between the Employer and a temporary agency or other leasing organization. A director of the Employer is not eligible for membership in the Plan unless such director is also an Employee. A leased employee (within the meaning of Section 414(n) of the Code) is not eligible for membership in the Plan unless the Employer designates such individual as eligible for membership in the Plan.
     2.20 "Employer" means Charles Schwab & Co., Inc. and any Participating Employer which adopts this Plan subject to the approval of the Board of Directors.
     2.21 "ESOP Account" means the account established and maintained on behalf of a Participant pursuant to Section 7.1 with respect to his or her ESOP Contributions.
     2.22 "ESOP Contributions" means the Employer contributions, if any, made to the Plan on behalf of a Participant pursuant to Section 4.2(c).
     2.23 "Entry Date" means the first day of each calendar month.
     2.24 "Exempt  Loan" means any loan to the Plan or Trust not  prohibited  by
Section 4975(c) of the Code and Section 406 of the Act because the loan meets the requirements set forth in Section 4975(d)(3) of the Code, Section 408(b)(3) of the Act and the Regulations promulgated thereunder, the proceeds of which loan are used within a reasonable time after receipt by the Trust Fund only for any or all of the following purposes: (a) to acquire Shares; (b) to repay the same Exempt Loan; or (c) to repay any previous Exempt Loan.
     2.25 "Highly Compensated Participant" means any Participant who, during the relevant period, is treated as a highly compensated employee under Section 414(q) of the Code. For purposes of determining which Employee is a Highly Compensated Participant, the look-back determination shall be made on the basis of the calendar year. The Plan shall comply with the procedures of Treasury Regulation 1.401(k)-1(f) to the extent applicable. For purposes of determining which Employee is a Highly Compensated Participant:
          (a) Highly Compensated Participant means a Participant who performs Services during the determination year and is described in one or more of the following groups:
               (1)  An Employee who is a five percent  (5%) owner, as defined in
Section 416(i)(1) of the Code, at any time during the determination year or the look-back year.
               (2) An Employee who: (a) had compensation from the Employer in excess of $80,000 (indexed as referenced in Section 414(q)(1) of the Code) during the look-back year and (b) if the Employer elects the application of this Subsection 2.25(A)(2) for such look-back year, such Employee was in the "top-paid group" for the look-back year.
          (b)  For purposes of this Section:
               (1) The determination year is the Plan Year for which the determination of who is a Highly Compensated Participant is being made.
               (2) The look-back year is the calendar year ending with or within the determination year.
               (3) The "top-paid group" consists of the top twenty percent (20%) of Employees ranked on the basis of compensation received during the look-back year. For purposes of determining the number of Employees in the top-paid group, Employees described in Section 414(q)(5) of the Code and the Regulations promulgated thereunder are excluded.
               (4) For purposes of this Section 2.25, the term "compensation" means compensation as defined in Section 414(q)(4) of the Code.
               (5)  Employers  aggregated  under  Section  414(b),  (c), (m), or
(o) of the Code are treated as a single employer.
               (6) Highly Compensated Participants include a former Employee who had a separation year prior to the determination year and who was a Highly Compensated Participant for either (A) the determination year in which the Employee separated from Service or (B) any determination year ending on or after the Employee's 55th birthday. With respect to an Employee who separated from Service before January 1, 1987, an Employee will be included as a Highly Compensated Participant only if the Employee was a five percent (5%) owner or received Compensation in excess of $50,000 during (1) the determination year in which the Employee separated from Service (or the year preceding such separation year) or (2) any year ending on or after such Employee's 55th birthday (or the last year ending before such Employee's 55th birthday).
     2.26 "Hours of Service" means hours during the applicable Computation Period in which an individual performs Service or is treated as performing Service and, except in the case of military service or as otherwise determined by the Committee, for which the Participant is directly or indirectly entitled to payment. Hours of Service shall be credited for the applicable period in which such Hours of Service accrue in accordance with Labor Department Regulation 29 CFR ss. 2530.200b-2(c), which regulation is incorporated herein by reference; provided that Hours of Service for reasons other than the performance of duties shall be credited in accordance with Labor Department Regulation 29 CFR ss. 2530.200b-2(b), which regulation is incorporated herein by reference.
          The term "Service" includes performance of duties (or periods which are treated as the performance of duties) for the Employer or for any Affiliated Employer (under rules determined by the Committee, uniformly applicable to all individuals similarly situated and in accordance with the Regulations) for which an individual is entitled to receive credit for "Service", including (i) vacation, (ii) holiday, (iii) absence authorized by the Employer for sickness or incapacity (including disability or leave of absence), (iv) layoff, (v) jury duty, (vi) if and to the extent required by the Military Selective Service Act, as amended or any other federal law, service in the Armed Forces of the United States and (vii) an approved leave of absence granted by the Employer to an individual on or after August 5, 1993 pursuant to the Family Medical Leave Act, but only if such individual returns to work for the Employer at the end of such approved leave. Service also includes periods of time for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer or any Affiliated Employer; provided that such award or agreement is not already credited as Service under either of the preceding two sentences. Service shall also include (i) Service with any entity formed under the laws of a foreign jurisdiction if such entity would have constituted an Affiliated Employer had such entity been formed under the laws of the United States, and (ii) any period of a Participant's prior employment with any other organization upon such terms and conditions as the Committee may approve and subject to any required IRS approval. Notwithstanding the foregoing, (i) Hours of Service credited with respect to an individual's service with BankAmerica Corporation or a related corporation between January 11, 1983 and March 31, 1987 shall be considered Service only if such individual was employed by the Employer prior to November 24, 1993, (ii) Hours of Service credited with respect to an individual's service with BankAmerica Corporation or a related corporation prior to January 11, 1983 shall be considered Service, but only if such individual was employed by the Employer prior to April 1, 1987, (iii) Hours of Service credited with respect to service with Mayer & Schweitzer, Inc. prior to July 1, 1991 shall be considered Service, and (iv) Service shall include service with The Rose Company prior to April 1, 1989, with Performance Technologies, Inc. prior to August 31, 1994, with TrustMark, Inc. prior to July 31, 1995, with Hampton Pension Services, Inc. prior to November 6, 1995, with CyBerCorp., Inc. prior to March 1, 2000, with U.S. Trust Corporation and its affiliates prior to May 31, 2000, with Chicago Investment Analytics, Inc. prior to November 14, 2000, and, in the case of any other companies that become affiliated with the Company, such service as may be determined by the Committee from time to time.
     2.27 "IRS" means the United States Internal Revenue Service.
     2.28 "Labor Department" means the United States Department of Labor.
     2.29 "Matching Contribution" means any Employer contribution, if any, made to the Plan on behalf of a Participant pursuant to Section 4.2(a).
     2.30 "Matching Contribution Subaccount" means the account established and maintained on behalf of a Participant pursuant to Section 6.2(b) with respect to the Participant's Matching Contributions.
     2.31 "Non-Participating Affiliate" means an Affiliated Employer that is not a Participating Employer.
     2.32 "Normal Retirement Date" shall have the meaning set forth in Section 9.1.
     2.33 "Participant" means any Employee who has satisfied the eligibility requirements of Section 3 below.
     2.34 "Participating Employer" means Charles Schwab & Co., Inc. or any other Affiliated Employer, the board of directors or equivalent governing body of which shall adopt the Plan and Trust Agreement by appropriate action with the written consent of the Board of Directors. By its adoption of this Plan, a Participating Employer shall be deemed to appoint Charles Schwab & Co., Inc., the Committee and the Trustee its exclusive agent to exercise on its behalf all of the power and authority conferred by this Plan upon the Employer. The authority of Charles Schwab & Co., Inc., the Committee and the Trustee to act as such agent shall continue until the Plan is terminated as to the Participating Employer and the relevant Trust Fund assets have been distributed by the Trustee as provided in Section 17 of this Plan.
     2.35 "Plan" means this SchwabPlan Retirement Savings and Investment Plan as the same is stated herein and as it may be amended from time to time.
     2.36 "Plan Sponsor" means The Charles Schwab Corporation.
     2.37 "Plan Year" means the calendar year.
     2.38 "Profit Sharing Contribution" means the Employer contribution, if any, made to the Plan on behalf of a Participant pursuant to Section 4.2(b)(ii).
     2.39 " Profit Sharing Subaccount " means the account established and maintained on behalf of a Participant pursuant to Section 6.2(c) with respect to the Participant's Profit Sharing Contributions.
     2.40 "Purchasing Agent" means the agent designated by the Trustee to enter into certain transactions with respect to Shares hereunder.
     2.41 "Qualified Nonelective Contribution" means the Employer contribution, if any, made to the Plan on behalf of a Participant pursuant to Section 4.2(b)
(i).
     2.42 "Regulations" means the applicable regulations issued under the Code or the Act by the IRS, the Labor Department or any other governmental authority and any temporary rules or releases promulgated by such authorities pending the issuance of such regulations.
     2.43 "Restated Effective Date" shall mean January 1, 2001.
     2.44 " Retirement Date " means the Participant's Normal or Deferred Retirement Date which has become effective pursuant to Section 9 below.
     2.45 "Rollover Subaccount" means the account established and maintained on behalf of a Participant pursuant to Section 6.2(d) with respect to the Participant's Rollover Contributions.
     2.46 "Rollover Contribution" means any contribution made by an Employee pursuant to Section 5.6.
     2.47 "Salary Reduction Agreement" means an agreement between a Participant and the Employer entered into pursuant to Section 5.1.
     2.48 "Shares" means (i) with respect to Plan assets acquired with the proceeds of an Exempt Loan, the common stock issued by The Charles Schwab
Corporation or any successor corporation thereto meeting the requirements of both Section 4975(e)(8) of the Code and Section 407(d)(5) of the Act for "qualifying employer securities," and (ii) with respect to Plan assets other than those acquired with the proceeds of an Exempt Loan, stock issued by The Charles Schwab Corporation or any successor corporation thereto, of any type, kind or class meeting the requirements of Section 407(d)(5) of the Act for "qualifying employer securities". All valuations of Shares, where such Shares are not readily tradable on an established securities market and where such valuations relate to activities carried on by the Plan, shall be made by one or more independent appraisers retained by the Committee, who meet the requirements, if any, of the Code and Regulations. To the extent and in the manner required by the Code and Regulations, all independent appraisers, if any, making appraisals pursuant to the foregoing sentence shall be registered with the IRS.
     2.49 "Surviving Spouse" means the survivor of a Participant to whom such Participant was legally married on the date of the Participant's death.
     2.50 "Suspense Subfund" means the subfund established under Section 7.3.
     2.51 " Taxable Compensation " means the W-2 compensation paid to an individual for Service during any period under consideration.
     2.52 "Taxable Year" means the calendar year.
     2.53 "Total Break in Service" means a period of five or more consecutive Computation Periods in which a Participant incurs a Break in Service, with respect to a Participant who did not have a nonforfeitable right to any portion of his or her Profit Sharing Subaccount or ESOP Account prior to the beginning of the first such Computation Period.
     2.54 "Trustee" means the Trustee selected by the Employer to hold the funds contributed by the Employer to provide benefits under the Plan or any successor or substitute.
     2.55 " Trust Agreement " means the SchwabPlan Retirement Savings and Investment Plan Trust Agreement, as it may from time to time be amended, and such additional and successor trust agreements as may be executed.
     2.56 "Trust Fund" means the funds held by the Trustee from which payments to the Trustee are made to provide benefits under the Plan.
     2.57 "Valuation Date" means the last day of each Plan Year or such interim periods as the Committee may designate from time to time.
     2.58 "Vested Interest" means the portion of a Participant's Account which has become nonforfeitable pursuant to Section 10.3 below.
     2.59 "Year of Service " means a Computation Period during which an individual completed at least 1,000 Hours of Service or satisfied any alternative requirement, as determined by the Committee from time to time in accordance with the Regulations.

                            SECTION 3. PARTICIPATION

     3.1  Commencement of Participation.
          (a) An Employee who is a Participant as of the date immediately preceding the Restated Effective Date shall continue to be a Participant of the Plan as of the Restated Effective Date.
          (b) An Employee who is not a Participant on the Restated Effective Date and who (A) is in Service on the Restated Effective Date or (B) commences Service on or after the Restated Effective Date shall be eligible to become a Participant of the Plan on the first day of the fourth calendar month following his or her commencement of Service (or, in the case of an Employee whose service commences on the first day of a month, the first day of the third calendar month following his or her commencement of Service), provided that the Employee completes at least one Hour of Service in each such month.
          (c) An Employee who is eligible to become a Participant, but declines to participate in the Plan, may become a Participant at any time, as soon as administratively feasible following a request to participate.
          (d) An Employee who satisfies the requirements of Section 3.1(b)(ii) for participation but who terminates Service prior to becoming a Participant in the Plan and subsequently becomes an Employee again prior to incurring a Break in Service will become a Participant in the Plan for all purposes as of the first day on which such individual again becomes an Employee.
     3.2 Cessation of Participation. A Participant shall cease to be a Participant upon the earliest to occur of (i) the Participant's retirement on his or her Retirement Date, (ii) the Participant's death or Disability or (iii) the Participant's termination of Service prior to his or her Retirement Date followed by a Break in Service. A Participant who, without any Break in Service, ceases to be an Employee for any reason, shall not cease to be a Participant, provided that, notwithstanding any other provision of the Plan, and except as provided in Section 4.3, no contribution shall be made for the benefit of such Participant, no contributions under the Plan shall be allocated, added or otherwise credited to the Account of such Participant, and no contributions, forfeitures or Shares released from a Suspense Subfund shall be allocated, added or otherwise credited to the Account of such Participant on or after the date on which such Participant ceases to be an Employee and before the first day of the Plan Year coincident with or preceding the date, if any, on which such Participant again resumes Service as an Employee.
     3.3 Readmission After Cessation of Participation. A Participant who has incurred a Total Break in Service and subsequently returns to Service shall be treated as a new Employee for all purposes of the Plan. In all other cases, a former Participant who returns to Service following a Break in Service shall again become a Participant as soon as administratively feasible following such former Participant's return to Service, except that if such former Participant is not then an Employee, such former Participant shall again become a Participant as soon as administratively feasible following the first day on which such former Participant again becomes an Employee.
     3.4 Waiver of Participation. An individual who has satisfied the requirements for participation set forth in Section 3.1 may permanently waive participation in the Plan, but only if such individual is on temporary transfer of employment to a Participating Employer from a Non-Participating Affiliate.

                        SECTION 4. EMPLOYER CONTRIBUTIONS

     4.1 Elective Contributions. The Employer shall, subject to the limitations of Sections 5 and 12, contribute to the Trust Fund for each Plan Year on behalf of all Participants the total amount of Elective Contributions designated to be contributed pursuant to Salary Reduction Agreements under Section 5.1. Such contributions shall be paid in cash by the Employer to the Trustee as soon as practicable, but in no event later than 15 days from the date on which such amounts otherwise would have been payable to the Participant in cash.
     4.2  Employer Contributions.
          (a) Subject to the limitations of Section 12, the Employer shall contribute Matching Contributions to the Trust Fund on behalf of all Participants for whom Elective Contributions have been made equal to a percentage of such Elective Contributions made for each such Participant. The percentage (and, if desired, a maximum dollar amount) of Matching Contributions shall be determined from time to time by the Board of Directors and communicated to the Participants.
          (b) Subject to the limitations of Section 12, for any Plan Year, the Board of Directors may designate (i) a percentage of the aggregate Compensation of all Participants or a fixed dollar amount to be contributed to the Plan as Qualified Nonelective Contributions on behalf of certain Participants who are not Highly Compensated Participants and may designate (ii) a percentage of the aggregate Compensation of all Participants or a fixed dollar amount to be contributed to the Plan as Profit Sharing Contributions on behalf of all Employees who are or would be Participants but for their election not to make Elective Contributions.
          (c) Subject to the limitations of Section 12, and the provisions of any applicable loan or contribution agreement, the Employer shall contribute to the Trust Fund for each Plan Year as ESOP Contributions such sum as the Board of Directors may, in its sole discretion, determine, which sum may be zero. All or any part of the contributions made under this Section 4.2(c) may be applied to repay any outstanding Exempt Loan. The Committee may, subject to any pledge or similar agreement, direct or determine the proportions of such contributions which are applied to repay each such Exempt Loan and, with respect to any particular Exempt Loan, the proportion of such contribution to be applied to repay principal and interest on such Exempt Loan.
     4.3 Allocation of Matching Contributions, Profit Sharing Contributions and ESOP Contributions. Matching Contributions shall only be allocated to those Participants employed by the Employer on the last day of the Plan Year. Profit Sharing Contributions and ESOP Contributions shall only be allocated to Participants who are members of the Allocation Group for the Plan Year. For purposes of Sections 4 and 7, the term "Allocation Group" means the group consisting of (i) each Participant who is employed by the Employer as of the last day of the Plan Year, and (ii) each Participant whose employment with the Employer terminated during the Plan Year by reason of Disability, death or retirement on or after the Participant's Retirement Date. Profit Sharing Contributions and ESOP Contributions shall be allocated among the Accounts of Participants who are members of the Allocation Group for the Plan Year in the same proportion that a Participant's Compensation during the Plan Year bears to the total Compensation during the Plan Year of all Participants who are members of the Allocation Group for such Plan Year. For purposes of the preceding sentence, Compensation earned by a Participant prior to the Participant's entry into the Plan pursuant to Section 3.1(b)(ii) shall not be taken into account. For purposes of this Section, a Participant who transfers employment during a Plan Year from a Participating Employer to a Non-Participating Affiliate will be considered employed by the Employer as of the last day of the Plan Year, but such Participant's Compensation shall not include amounts paid by the Non-Participating Affiliate. For purposes of becoming entitled to share in Matching Contributions, Profit Sharing Contributions and/or ESOP Contributions pursuant to this Section 4.3, a Participant who becomes entitled to payments pursuant to the Charles Schwab Severance Pay Plan shall not be treated as employed by the Employer on the last day of a Plan Year unless the last day of the Participant's Notice Period (as defined in Section 2(K) of such plan) occurs on or after the last day of the Plan Year.
     Notwithstanding the foregoing, and subject to compliance with applicable law, including the regulations issued pursuant to Code Section 401(a)(4), at the election of the Board of Directors, a contribution may be made solely on behalf of the employees of one or more Employers, to be allocated in accordance with this section but solely among those Participants who are employees of such Employer[s].
     4.4  Timing of Employer Contributions.
          (a)  Any   Profit   Sharing   Contributions,   Qualified   Nonelective
Contributions and ESOP Contributions shall be deemed made on account of a Taxable Year if (i) the Board of Directors determines the amount of such contribution by appropriate action, (ii) the Employer designates such amount in writing as payment on account of such Taxable Year or (iii) the Employer claims such amount as a deduction on its federal tax return for such Taxable Year.
          (b) Profit Sharing Contributions, Matching Contributions, and, subject to the provisions of any Exempt Loan, ESOP Contributions for any particular Taxable Year may be paid to the Trustee in installments, but in any event such contributions shall be paid no later than the due date for the Employer's federal income tax return for such Taxable Year. The Employer may, during any Taxable Year, make advance payments toward its contributions for such Taxable Year. Any income, earnings or appreciation earned by any amount contributed by the Employer prior to the end of the Plan Year shall be treated as part of the Profit Sharing Contributions, Matching Contributions, or ESOP Contributions, as the case may be, for such Plan Year. On or about the date of such payment the Committee shall be advised of the amount of such payment upon which its allocation pursuant to Section 4.3 is to be calculated.
     4.5  Forfeitures.  Forfeitures  arising  during  the  Plan Year pursuant to
Section 10 shall be used to reduce the amount of Matching Contributions made for such Plan Year pursuant to Section 4.2(a). To the extent the amount of such forfeitures exceeds the amount of Matching Contributions to be made for such Plan Year, such excess shall be reallocated as Profit Sharing Contributions on the last day of the Plan Year in which such forfeiture occurs to all Participants entitled to receive Profit Sharing Contributions, in the same proportion as contributions are allocated pursuant to Section 4.3. Provided, in either case, that forfeitures shall first be used to fund adjustments to Participants' Accounts required to correct operational errors, to the extent directed by the Committee, or to fund any amounts to be recredited to a Participant's Account pursuant to Section 10.5.
     4.6  Contribution Percentage Test.
          (a) Participant's Contribution Percentages must satisfy at least one of the following tests:
               (1)  The  Contribution  Percentage  for  the  Highly  Compensated
Participants shall not exceed the Contribution Percentage of all other Participants for the preceding Plan Year multiplied by 1.25; or
               (2)  (A) The excess of the Contribution Percentage for the Highly
Compensated Participants over the Contribution Percentage of all other Participants for the preceding Plan Year shall not be more than two percentage points and (B) the Contribution Percentage for Highly Compensated Participants shall not be more than the Contribution Percentage for all other Participants for the preceding Plan Year multiplied by 2.
          (b) The Employer may elect to apply the foregoing tests by using current Plan Year data rather than utilize data from the preceding Plan Year. If such an election is made, it may not be changed except as provided by Secretary of the Treasury. Notwithstanding the foregoing, for the 1997 Plan Year, the Employer may rely on the transitional relief set forth in Internal Revenue Service Notice 97-2 to use current Plan Year data to apply the foregoing tests.
          (c) All Matching Contributions and Elective Contributions that are made under two or more plans that are aggregated for purposes of Sections 401(a)(4) and 410(b) of the Code are to be treated as made under a single plan; and if two or more plans are permissively aggregated such plans shall satisfy Sections 401(a)(4) and 410(b) as though they were a single plan in accordance with Section 410(m) of the Code and Section 1.401(m)-1 of the Regulations.
          (d) For purposes of this Section 4.6, Matching Contributions are taken into account for a Plan Year only if (i) made on account of the Participant's Elective Contributions for the Plan Year, (ii) allocated to the Participant's Account during the Plan Year and (iii) paid to the Trust Fund prior to the end of the twelfth month following the close of the Plan Year.
          (e) In applying the tests set forth in this Section 4.6, the following rules shall apply:
               (1)  In  the  case  of  an  Employee  who  receives  no  Matching
Contributions, the Matching Contributions that are to be included in determining the Participant's Contribution Percentage are zero;
               (2)  The   availability   of  Matching  Contributions  shall  not
discriminate in favor of Highly Compensated Participants.
               (3)  The  distribution  of excess  aggregate  contributions  will include the income allocable thereto and shall be made on the basis of the amount of Matching Contributions (and Elective Contributions, if the Regulations permit and the Committee elects to take into account Elective Contributions when calculating the Contribution Percentage) made on behalf of each such Highly Compensated Participant. The income allocable to the excess aggregate contributions includes income for the Plan Year for which the excess aggregate contributions were made in accordance with Section 1.401(m)-1(e)(3)(ii) of the Regulations.
               (4)  A  Participant shall include any Employee who is directly or indirectly eligible to receive an allocation of Matching Contributions and includes (i) an Employee who would be a Participant but for the failure to make required contributions and (ii) a Participant whose right to receive Matching Contributions has been suspended because of an election (other than certain one-time elections) not to participate.
          (f) For Plan Years commencing after December 31, 1998 for which the Employer uses Section 410(b)(4)(B) of the Code to test minimum coverage compliance, the Employer may exclude from consideration all Participants (other than Highly Compensated Participants) who have not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code in determining whether the tests set forth in Subsection 4.6(a) are met.
     4.7  Distribution of Excess Aggregate Contributions.
          (a) The Committee shall determine as of the end of the Plan Year, and at such other time or times in its discretion, whether one of the Contribution Percentages of Section 4.6 is satisfied for such Plan Year. If neither of the tests set forth in Section 4.6 is satisfied, the Committee shall distribute the excess aggregate contributions in the manner described in this Section 4.7. For purposes of this Section 4.7, "excess aggregate contributions" means, with respect to any Plan Year and with respect to any Participant, the excess of the aggregate amount of (i) Matching Contributions (and any earnings and losses allocable thereto prior to distribution) and (ii) the Elective Contributions (if the Regulations permit and the Committee elects to take into account Elective Contributions when calculating the Participant's Contribution Percentage) of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions that could be made on behalf of Participants without violating the requirements of Section 4.6. The amount of each Highly Compensated Participant's excess aggregate contributions shall be determined by reducing the Matching Contributions of all Highly Compensated Participants whose Contribution Percentage as adjusted by this Section 4.7 are at the highest percentage rate for the Plan Year on a pro rata basis by one hundredth of one percent (0.01%). The Committee shall continue to utilize this procedure until one of the tests of
Section 4.6 is satisfied.
          (b) If the Committee is required to distribute excess aggregate contributions for any Highly Compensated Participant for a Plan Year in order to satisfy the requirements of Section 4.6, then the Committee shall distribute such excess aggregate contributions with respect to such Highly Compensated Participants to the extent practicable before April 15th of the Plan Year next following the Plan Year for which such excess aggregate contributions were made, but in no event later than the end of the Plan Year following such Plan Year. For each of such Participants, the amounts so distributed shall be made in the following order of priority:
               (i)  by distributing Matching Contributions and earnings thereon, to the extent necessary; and
               (ii) by  distributing Elective  Contributions (to the extent such amounts are included in the Contribution Percentage), and earnings thereon.
          All such distributions shall be made to Highly Compensated Participants on the basis of the respective portions of such amounts attributable to each such Highly Compensated Participant. No spousal consent shall be required of any married Participant who receives a refund of excess aggregate contributions.
     4.8 Aggregate Limit for Contribution Percentage and Actual Deferral Percentage.
          (a) The sum of the Contribution Percentage and the Actual Deferral Percentage for Highly Compensated Participants for the Plan Year shall not exceed the "aggregate limit" defined in this Section 4.8.
          (b)  The term "aggregate limit" means the greater of (1) or (2) below:
               (1)  The   sum   of  (a)  the  greater  of  the  Actual  Deferral
Percentage for all Participants other than the Highly Compensated Participants or the Contribution Percentage for all Participants other than the Highly Compensated Participants, for the Plan Year multiplied by 1.25 and (b) the lesser of such Actual Deferral Percentage or Contribution Percentage plus 2, but not greater than 2 multiplied by the lesser of such Actual Deferral Percentage or Contribution Percentage.
               (2)  The   sum   of   (a)  the  lesser  of  the  Actual  Deferral
Percentage for all Participants other than the Highly Compensated Participants or the Contribution Percentage for all Participants other than the Highly Compensated Participants, for the Plan Year multiplied by 1.25 and (b) the greater of such Actual Deferral Percentage or Contribution percentage plus 2, but not greater than 2 multiplied by the greater of such Actual Deferral Percentage or Contribution Percentage.
          (c) If the aggregate limit is exceeded, the Committee shall determine whether to: (i) make Qualified Nonelective Contributions to permit the satisfaction of the test set forth in subsection (a) hereof; (ii) reduce the Contribution Percentage of the Highly Compensated Participants as set forth in
Section 4.7; or (iii) reduce the Actual Deferral Percentage of the Highly Compensated Participants as set forth in Section 5.5.

                     SECTION 5. SALARY REDUCTION AGREEMENTS
                           AND ROLLOVER CONTRIBUTIONS

     5.1  Salary Reduction Agreements.
          (a) A Participant may elect to make Elective Contributions in any Plan Year by entering into a Salary Reduction Agreement with the Employer. Each Salary Reduction Agreement shall provide that a portion of the Participant's Compensation shall be paid through payroll deduction to the Trust Fund as an Elective Contribution pursuant to Section 4.1 rather than paid currently to the Participant. The Salary Reduction Agreement shall provide for Elective Contributions equal to any whole percentage between one percent (1%) and fifteen percent (15%) of a Participant's Compensation in any payroll period, not to exceed the limitation set forth in Section 402(g) of the Code (adjusted automatically for increases in accordance with the Regulations). Notwithstanding the foregoing provisions of this Section 5.1, the Committee may, but need not, adopt a procedure to enable Participants to make lump sum Elective Contributions under the Plan through payroll deductions. No Salary Reduction Agreement shall be effective unless the Participant has made an investment direction pursuant to
Section 8.3.
          (b) A Salary Reduction Agreement will be taken into account for any Plan Year only if it relates to Compensation that would have been received by the Participant in the Plan Year (but for the deferral election).
          (c) In the event that the aggregate amount of Elective Contributions by a Participant exceeds the limitation described in subsection (a) of this
Section 5.1, the amount of such excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to the Participant no later than the April 15th of the calendar year following the calendar year for which the Elective Contributions were made. If a Participant also participates, in any calendar year, in any other plans subject to the limitations set forth in
Section 402(g) of the Code and has made excess deferrals under this Plan when combined with the other plans subject to such limits, to the extent the Participant designates, in writing submitted to the Committee no later than the March 1 of the calendar year next following the calendar year for which the Elective Contributions were made, any Elective Contributions under this Plan as excess deferrals, the amount of such designated excess, increased by any income and decreased by any losses attributable thereto, shall be refunded to the Participant no later than the April 15 of the calendar year next following the calendar year for which the Elective Contributions were made.
     5.2  Change  or  Suspension  of  Salary  Reduction  Agreements.  Subject to
Section 5.1, a Participant may enter into or change his or her Salary Reduction Agreement at any time, effective as soon as practicable, in accordance with rules determined by the Committee. A Participant may also suspend his or her Salary Reduction Agreement at any time, in accordance with rules determined by the Committee. A Participant who suspends his or her Salary Reduction Agreement in accordance with this Section 5.2 may enter into a new Salary Reduction Agreement at any time, effective as soon as administratively feasible.
          A Participant's most recent Salary Reduction Agreement shall continue unchanged from year to year unless the Participant notifies the Committee in writing of a change in such Salary Reduction Agreement in accordance with the rules determined by the Committee.
     5.3  Actual Deferral Percentage Test.
          (a) Participants' Elective Contributions must satisfy at least one of the following tests:
               (1)  The  Actual Deferral  Percentage for the Highly  Compensated
Participants shall not exceed the Actual Deferral Percentage of all other Participants for the preceding Plan Year multiplied by 1.25; or
               (2)  (A)    The  excess  of  the   Actual   Deferral   Percentage
for the Highly Compensated Participants over the Actual Deferral Percentage of all other Participants for the preceding Plan Year shall not be more than two percentage points, and (B) the Actual Deferral Percentage for the Highly Compensated Participants shall not be more than the Actual Deferral Percentage for all other Participants for the preceding Plan Year multiplied by 2.
          (b) The Employer may elect to apply the foregoing tests by using current Plan Year data rather than utilize data from the preceding Plan Year. If such an election is made, it may not be changed except as provided by Secretary of the Treasury. Notwithstanding the foregoing, for the 1997 Plan Year, the Employer may rely on the transitional relief set forth in Internal Revenue Service Notice 97-2 to use current Plan Year data to apply the foregoing tests.
          (c) All Elective Contributions that are made under two or more plans that are aggregated for purposes of Sections 401(a)(4) and 410(b) of the Code are to be treated as made under a single plan; and if two or more plans are permissively aggregated, such plans shall satisfy Sections 401(a)(4) and 410(b) as though they were a single plan in accordance with Section 410(k) of the Code and Section 1.401(k)-1 of the Regulations. For purposes of calculating the Actual Deferral Percentage of any Highly Compensated Participant all cash or deferred arrangements of the Employer or any Affiliated Employer in which such Highly Compensated Participant participates shall be treated as one cash or deferred arrangement.
          (d) In applying the tests set forth in this Section 5.3, the following rules shall apply:
               (1)  In   the  case  of  a  Participant  who  makes  no  Elective
Contributions, the Elective Contributions that are to be included in determining the Participant's Actual Deferral Percentage are zero;
               (2)  The  distribution  of  excess contributions will include the income allocable thereto and shall be made on the basis of the amount of Elective Contributions on behalf of each such Highly Compensated Participant. The income allocable to the excess contributions includes income for the Plan Year for which the excess contributions were made in accordance with Section 1.401(k)-1(f)(4)(ii) of the Regulations.
          (e) For Plan Years commencing after December 31, 1998 for which the Employer uses Section 410(b)(4)(B) of the Code to test minimum coverage compliance, the Employer may exclude from consideration all Participants (other than Highly Compensated Participants) who have not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code in determining whether the tests set forth in Subsection 5.3(a) are met.
     5.4 Amendment or Revocation of Salary Reduction Agreement by Committee. The Committee shall determine as of the end of the Plan Year, and at such other time or times in its discretion, whether one of the Actual Deferral Percentage tests of Section 5.3 will be satisfied for such Plan Year. In the event that neither of such Actual Deferral Percentage Tests is satisfied, the Committee may amend or revoke the Salary Reduction Agreement of any Participant at any time if it determines that such an amendment or revocation is necessary to ensure that at least one of the Actual Deferral Percentage tests of Section 5.3 will be satisfied for any Plan Year. The determination of whether it is necessary to amend or revoke any Salary Reduction Agreement shall be made pursuant to Section
5.3 and the procedure for such amendment or revocation shall be determined pursuant to Section 5.5(a).
     5.5  Distribution of Excess Contributions.
          (a) If neither of the tests set forth in Section 5.3 are satisfied, the Committee shall in its discretion, to the extent permissible under the Code and the Regulations, refund the excess contributions in the manner described in
Section 5.5(b). For purposes of this Section 5.5, "excess contributions" means, with respect to any Plan Year, the excess of the aggregate amount of Elective Contributions (and any earnings and losses allocable thereto prior to distribution) made by Highly Compensated Participants for such Plan Year, over the maximum amount of such Elective Contributions that could be made by such Highly Compensated Participants without violating the requirements of Section 5.3.
          (b)  If required in order to comply with the provisions of  Subsection
5.3 and the Code, the Committee shall refund excess contributions for a Plan Year. The distribution of such excess contributions shall be made to Highly Compensated Participants, to the extent practicable, before the March 15th of the Plan Year next following the Plan Year for which such excess contributions were made, but in no event later than the end of the Plan Year next following such Plan Year. Any such distribution shall be made to each Highly Compensated Participant whose Elective Contributions are the highest for the Plan Year, until one of the tests of Section 5.3 is satisfied. Matching Contributions attributable to Elective Contributions returned to a Highly Compensated Participant shall be distributed as provided in Section 4.6.
     5.6  Rollover Contributions.
          (a) A Participant may make a Rollover Contribution to the Plan in accordance with rules established by the Committee uniformly applied consisting of an eligible rollover distribution, as defined in Section 11.8(b), from a plan qualified under Section 401(a) of the Code or an individual retirement account qualified under Section 408(a) of the Code (no part of which is attributable to any source other than an eligible rollover distribution from a qualified plan under Section 401(a) of the Code); provided such eligible rollover distribution is in cash and contributed to the Plan on or before the 60th day after the day in which such Participant received such eligible rollover distribution. If a Participant elects to make a Rollover Contribution, the Committee may require such evidence, assurances, opinions and certifications, including a statement from the previous plan that such plan was a qualified plan, that the Committee may deem necessary to establish to its satisfaction that the amounts to be contributed qualify as an eligible rollover distribution and will not affect the qualification of the Plan or the tax-exempt status of the Trust under Sections 401(a) and 501(a) of the Code, respectively. Except as otherwise permitted by
Section 5.7, in no event shall any assets be transferred to this Plan from any profit sharing, pension or retirement plan that would cause this Plan to become a "transferee" plan (within the meaning set forth in Section 401(a)(11)(B) of the Code).
          (b) Any Rollover Contribution shall be allocated to the appropriate Participant's Rollover Contribution Subaccount which shall be established and separately accounted for. A Participant shall have at all times a nonforfeitable right in the amount credited to his or her Rollover Contribution Subaccount.
          (c) Each request by a Participant to make a Rollover Contribution shall be subject to review by the Committee which shall make a case by case determination that each Rollover Contribution meets the requirements set forth in Section 5.6(a), and such other requirements or conditions as the Committee may, from time to time and in its sole discretion, impose; provided, however, that any determination made by the Committee pursuant to this Section 5.6 shall not have the effect of discriminating in favor of Participants who are officers, shareholders or who are Highly Compensated Participants.
     5.7  Trustee-to-Trustee Transfer of  Assets.  Notwithstanding  anything  in
Section 5.6 to the contrary, in the event of an acquisition by the Employer or the Plan Sponsor of a company which maintains a plan and trust which are qualified under Sections 401(a) and 501(a) of the Code, respectively, the Board of Directors may (but shall not be required to) authorize a "trustee-to-trustee" transfer of assets from such qualified plan into the Plan and Trust Fund. The Trustee may require such evidence, assurances, opinions and certifications, including a statement from the acquired company's plan that such plan and trust are qualified under Sections 401(a) and 501(a) of the Code, which the Trustee may deem necessary to establish to its satisfaction that the amounts to be transferred will not affect the qualification of the Plan or the tax-exempt status of the Trust under Sections 401(a) and 501(a) of the Code, respectively.

                     SECTION 6. ALLOCATION OF CONTRIBUTIONS

     6.1 Establishment of Cash Contribution Account. The Committee shall establish and maintain or cause to be established and maintained with respect to each Participant a Cash Contribution Account showing his or her interest under the Plan and in the Trust Fund and all relevant data pertaining thereto. Each Participant shall be furnished with a written statement of his or her Cash Contribution Account at least once annually and upon any distribution to him or her. In maintaining the Cash Contribution Accounts under the Plan, the Committee can conclusively rely on the valuations of the Trust Fund in accordance with the Plan. The establishment and maintenance of, or allocations and credits to, the Cash Contribution Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or benefits, except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust Fund.
     6.2 Establishment of Subaccounts. Each Participant's Cash Contribution Account shall contain each of the following applicable subaccounts therein:
          (a)  All  Elective  Contributions  on  behalf  of  a Participant under
Section 4.1 and Qualified Nonelective Contributions on behalf of a Participant under Section 4.2(b)(i) shall be credited to the Participant's Elective Contribution Subaccount.
          (b)  All  Matching  Contributions  on  behalf  of  a Participant under
Section 4.2(a) shall be allocated and credited to the Participant's Matching Contribution Subaccount.
          (c)  All Profit Sharing Contributions on behalf of a Participant under
Section 4.2(b)(ii) shall be allocated and credited to the Participant's Profit Sharing Subaccount.
          (d)  All  Rollover  Contributions  on  behalf  of  a Participant under
Section 5.6 shall be allocated and credited to the Participant's Rollover Contribution Subaccount.
          (e) Any amounts that are transferred from a Participant's ESOP Account pursuant to Section 7.11.

                       SECTION 7. SPECIAL ESOP PROVISIONS

     7.1  Investment of ESOP Accounts.  The  ESOP  Accounts  of all Participants
shall be invested exclusively in Shares, except for cash or cash equivalent investments held (a) for the limited purpose of making Plan distributions to Participants and Beneficiaries, (b) pending the investment by the Purchasing Agent of contributions or other cash receipts in Shares, (c) pending use to repay an Exempt Loan, (d) for purposes of paying, under the terms described in the Plan or Trust Agreement, fees and expenses incurred with respect to the Plan or Trust and not paid for by the Participating Employers or (e) in the form of de minimis cash balances. Neither any Participating Employer nor the Purchasing Agent, the Committee or the Trustee shall have any responsibility or duty to time any transaction involving Shares in order to anticipate market conditions or changes in stock value, nor shall any such person have any responsibility or duty to sell Shares held in the ESOP Accounts (or otherwise to provide investment management for Shares held in the ESOP Accounts) in order to maximize return or minimize loss. Participating Employer contributions made in cash, and other cash received by the Trustee, may be used by the Purchasing Agent to acquire Shares from shareholders of the Employer or directly from the Employer.
     7.2  Allocation to ESOP Accounts.
          (a) Subject to the provisions of Section 4, the ESOP Account maintained for each Participant will be credited as of the last day of each Plan Year with the Participant's allocable share of:

               (i) Shares purchased using cash contributed by or on behalf of the Participating Employer employing such Participant (and any earnings on any cash contributions made prior to the last day of the Plan Year),
               (ii) Shares contributed directly to the Trust Fund;
               (iii)Dividends paid to the Trust Fund during the Plan Year on any Shares that were purchased by the Purchasing Agent or contributed directly to the Trust Fund prior to the last day of the Plan Year; and
               (iv) Shares  released  from  the  Suspense  Subfund  pursuant  to
Section 7.3 and allocable to the contribution made by or on behalf of such Participating Employer pursuant to Section 7.4.
          (b) Shares attributable to ESOP Contributions shall be allocated among the Accounts of Participants who are members of the Allocation Group for the Plan Year in the same proportion that a Participant's Compensation during the Plan Year bears to the total Compensation during the Plan Year of all Participants who are members of the Allocation Group for such Plan Year. For purposes of the preceding sentence, Compensation earned by a Participant prior to the Participant's entry into the Plan pursuant to Section 3.1(b)(ii) shall not be taken into account.
          (c) Shares contributed directly to the Trust Fund for a Plan Year shall be allocated under Section 7.2(a)(i) in the same proportion as Shares purchased by the Trust Fund and allocated under Section 7.2(b).
     7.3  Suspense  Subfund  for  ESOP  Accounts.   Shares   acquired   by   the
Participants' ESOP Accounts through an Exempt Loan shall be added to and maintained in the Suspense Subfund and shall thereafter be released from the Suspense Subfund and allocated to Participants' ESOP Accounts as provided in Sections 7.3 and 7.4. Shares acquired for the Trust Fund with the proceeds of an Exempt Loan shall be released from the Suspense Subfund as the Exempt Loan is repaid, in accordance with the provisions of this Section 7.3.
          (a) For each Plan Year until the Exempt Loan is fully repaid, the number of Shares released from the Suspense Subfund shall equal the number of unreleased Shares immediately before such release for the current Plan Year multiplied by the "Release Fraction." As used herein, the term "Release Fraction" shall mean a fraction, the numerator of which is the amount of principal and interest paid on the Exempt Loan for such current Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years during the term of such Exempt Loan (determined without reference to any possible extensions or renewals thereof). For purposes of computing the denominator of the Release Fraction, if the interest rate on the Exempt Loan is variable, the interest to be paid in subsequent Plan Years shall be calculated by assuming that the interest rate in effect as of the end of the applicable Plan Year will be the interest rate in effect for the remainder of the term of the Exempt Loan.
          Notwithstanding the foregoing, in the event such Exempt Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such Shares in the Suspense Subfund, but, rather, such release shall be effected pursuant to the foregoing provisions of this Section 7.3(a) on the basis of payments of principal and interest on such Substitute Loan.
          (b) If required by any pledge or similar agreement, or if permitted by such pledge or agreement and required by the Committee pursuant to a one-time, irrevocable designation (which shall be made, if at all, in connection with the making of an Exempt Loan) by the Committee, then, in lieu of applying the provisions of Section 7.3(a) hereof with respect to an Exempt Loan, Shares shall be released from the Suspense Subfund as the principal amount of such Exempt Loan is repaid (without regard to interest payments), provided the following three conditions are satisfied:
               (i) The Exempt Loan shall provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years;
               (ii) The interest portion of any payment shall be disregarded only to the extent it would be treated as interest under standard loan amortization tables; and
               (iii)If the Exempt Loan is renewed, extended or refinanced, the sum of the expired duration of the Exempt Loan and the renewal, extension or new Exempt Loan period shall not exceed ten years.
          (c) If at any time there is more than one Exempt Loan outstanding, then separate accounts may be established under the Suspense Subfund for each such Exempt Loan. Each Exempt Loan for which a separate account is maintained may be treated separately for purposes of the provisions governing the release of Shares from the Suspense Subfund under this Section 7.3 (including for purposes of determining whether Section 7.3(a) or Section 7.3(b) governs the release of Shares from any particular Suspense Subfund) and for purposes of the provisions governing the application of Participating Employer contributions to repay an Exempt Loan under Section 4.2.
          (d) All Shares released from the Suspense Subfund during any Plan Year shall be allocated among Participants as prescribed by Section 7.4.
     7.4  Disposition of Shares Released from Suspense Subfund.
          (a) Shares released from the Suspense Subfund for a Plan Year in accordance with Section 7.3 shall be held in the Trust Fund on an unallocated basis until allocated by the Committee as of last day of the Plan Year. Shares released from the Suspense Subfund on account of a payment for a Plan Year of principal or interest on an Exempt Loan, to the extent payment is made with contributions for such Plan Year, shall be allocated under Section 7.2(a)(ii) in the same proportion as Shares purchased with contributions under Section 7.2(b).
          (b) (i) Shares released from the Suspense Subfund on account of the payment for a Plan Year of principal or interest on an Exempt Loan to the extent such payment is made with dividends paid on Shares allocated to ESOP Accounts, shall be allocated in the same proportion as dividends used to pay principal or interest on such Exempt Loan would have been allocated under Section 7.9(b) had such dividends not been so used; and
               (ii) Subject to Section 4.2, Shares released from the Suspense Subfund on account of the payment of principal or interest on an Exempt Loan, to the extent such payment is made with dividends on Shares not allocated to Accounts, shall be allocated to those ESOP Accounts and in the same proportion as Shares released pursuant to Section 7.4(b)(i); provided that Shares so released shall be otherwise allocated if necessary to satisfy the requirements of the Code (other than Section 404(k)) and any Regulations thereunder.
          (c) All Shares in the Trust Fund, other than the Shares held in the Suspense Subfund as of the last day of any Plan Year, must be allocated to ESOP Accounts as of the last day of any Plan Year.
     7.5 Limitations on Allocations to ESOP Accounts. Notwithstanding the foregoing provisions of this Section 7:
          (a) If more than one-third of all ESOP Contributions for a Plan Year which are deductible only under Section 404(a)(9) of the Code would be allocated, in the aggregate, to Participants described in Section 414(q) of the Code, then the Committee may reduce such allocations pro rata in an amount sufficient to ensure that such ESOP Contributions will be deductible with respect to such Plan Year; and
          (b) Any contributions which are prevented from being allocated due to the restriction contained in Section 7.5(a) shall be allocated as of the last day of the Plan Year pursuant to Sections 7.2 and 7.4 as though those Participants described in Section 414(q) of the Code did not participate in the Plan.
     7.6  Acquisition of Shares.
          (a) Notwithstanding the foregoing provisions of this Section 7, in the event that Shares are acquired in a transaction to which Section 1042 of the Code applies, then, in accordance with the Regulations, such Shares shall not be allocated, directly or indirectly, to prohibited individuals as defined in
Section 409(n)(1) of the Code for the duration of the nonallocation period (as defined in Section 409(n)(3)(C) of the Code).
          (b) If Shares are prevented from being allocated due to the prohibition contained in Section 7.6(a), the allocation of Shares attributable to ESOP Contributions (or ESOP Contributions) otherwise provided under Section
7.2 shall be adjusted to reflect such result.
     7.7 Effect of Change in Plan Sponsor's Capitalization. Any Shares received by the Trustee as a result of a stock split, dividend, conversion, or as a result of a reorganization or other recapitalization of the Plan Sponsor shall be allocated as of the day on which the Shares are received by the Trustee in the same manner as the Shares to which they are attributable are then allocated.
     7.8 Trustee and Committee Discretion to Engage in Transactions in Shares. Neither the Purchasing Agent, the Trustee nor the Committee shall be required to engage in any transaction, including, without limitation, directing the purchase or sale of Shares, which it determines in its sole discretion may subject itself, its Participants, the Plan, any Participating Employer, or any Participant to liability under federal or other state laws.
     7.9  Valuation of ESOP Accounts.
          (a) Subject to the requirements of Section 7.9(b), the fair market value of the assets of the ESOP Accounts shall be determined as of each Valuation Date, in accordance with generally accepted valuation methods and practices including, but not limited to, in the case of Shares, the use of one or more independent appraisers.
          (b) The value of a Participant's ESOP Account as of any Valuation Date shall equal the sum of:
               (i) The aggregate value (as determined under Section 7.9(a)) of all Shares and dividends on Shares previously allocated to such Participant's ESOP Account as of such Valuation Date; and
               (ii) Subject to Section 7.9(c), the aggregate value ( as determined under Section 7.10(a)) of dividends, if any, received during the Plan Year on Shares allocated to such Participant's ESOP Account.
               (iii)Such Participant's allocable portion ( determined in accordance with the rules set forth in Section 7.4 for determining Participant's allocable portion of Shares released from the Suspense Subfund) of the earnings, if any, on all amounts contributed to the Trust Fund for purposes other than the repayment of an Exempt Loan.
          (c) Except as provided in Section 7.7, dividends payable, if any, with respect to Shares held by the Participant's ESOP Account will be, in the discretion of the Committee and in conformity with the terms of the Shares on which such dividends are paid, (i) used for the purpose of repaying one or more Exempt Loans, (ii) distributed from the Trust Fund to Participants or their Beneficiaries not later than 90 days after the close of the Plan Year in which they are paid to the Trust Fund, (iii) paid directly to such Participants or their Beneficiaries, (iv) retained in the Trust Fund and allocated pursuant to
Section 7.9(b), or (v) paid or utilized in a combination of any or all of the foregoing four options.
          (d) The Committee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participant's ESOP Accounts in accordance with the provisions of the Plan. From time to time, the Committee may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the ESOP Accounts of Participants in accordance with the provisions of the Plan.
     7.10 Role of Purchasing Agent.
          (a) All purchases of Shares made by the Trust Fund shall be made by the Purchasing Agent. The Trustee shall forward to the Purchasing Agent all amounts contributed to the employee stock ownership plan, and all amounts to be invested in Shares pursuant to participant investment directions given pursuant to Sections 8.3, 8.4 and 8.5. Amounts to be invested in Shares shall be invested in Shares in the amount, in the manner and at the price determined by the Purchasing Agent in its sole discretion, provided such price shall be the fair market value of such Shares at the time of purchase. The Purchasing Agent shall in its sole discretion select the broker-dealer through which the purchase of such Shares shall be executed. The Purchasing Agent shall also invest any cash dividends received on any Shares which are allocated to Participants' Accounts and held as part of the Plan as provided in Section 5.05(c) of the Trust Agreement.
          (b) The Purchasing Agent shall sell Shares only at the direction of the Trustee, which shall issue such instructions only at the direction of the Committee; provided that such Committee direction shall not be required for any of the following purposes: (i) any sales of Shares required pursuant to the participant investment directions given pursuant to Sections 8.3, 8.4 or 8.5;
(ii) any sales of Shares required pursuant to the provisions of Section 13.5 or 13.6; (iii) any sales of Shares required to fund a participant loan or a distribution to a Participant; or (iv) any sales of Shares required to maintain the levels of investment of Shares and cash specified by the Committee for the Company Stock Fund.
     7.11 ESOP Contributions. Notwithstanding anything to the contrary contained in the Plan, no ESOP contributions shall be made to the Plan for Plan Years beginning after December 31, 2000. Effective as of January 1, 2001, all Exempt Loans shall be fully paid off, and all Shares attributable to such Exempt Loans shall be allocated among Plan Participants in accordance with the provisions of this Section 7, and, effective as of April 1, 2001, all Participants' ESOP accounts shall be transferred to such Participants' Cash Contribution Accounts. The provisions of this Section 7 shall apply in the event any future Exempt Loans are approved by the Board of Directors.

               SECTION 8. INVESTMENT OF CONTRIBUTIONS, VALUATIONS
                  AND PARTICIPANTS' CASH CONTRIBUTION ACCOUNTS

     8.1 Delivery of Contributions to Trust Fund. All monies, securities or other property contributed to Participants' Cash Contribution Accounts shall be delivered to the Trustee under the Trust Fund, to be managed, invested, reinvested and distributed in accordance with the Plan and the Trust Fund.
     8.2 Participants' Right to Select Investments. Each Participant shall have the right to invest his or her Cash Contribution Account among one or more investment funds selected by the Company, which may include a fund established for investment in Shares.
     8.3 Participant Investment Election. As of any date permitted by the Committee, a Participant may, in accordance with the rules of the Committee uniformly applied, specify the percentage (in minimum multiples as may be determined from time to time by the Committee) of contributions which are made to the Participant's Cash Contribution Account that shall be invested in investment funds selected by the Committee. An investment election may be made separately with respect to (i) the aggregate of the Participant's Elective
Contribution Subaccount, Matching Contribution Subaccount, and Rollover Contribution Subaccount and (ii) the Participant's Profit Sharing Subaccount.
     8.4 Change in Investment Election for Future Contributions. Any investment direction specified by a Participant shall be deemed to be a continuing direction until changed. A Participant may change an investment direction as to future contributions made by such Participant or on his or her behalf to the subaccounts of his or her Cash Contribution Account as of any day permitted by the Committee in accordance with the rules of the Committee uniformly applied.
     8.5 Change in Investment Election for Prior Contributions. As of any date permitted by the Committee, a Participant (or a former Participant whose Account has not been distributed from the Plan) may change the percentages (in minimum multiples as may be determined from time to time by the Committee) in which the investment of the portion of his or her Cash Contribution Account attributable to prior contributions shall be allocated among the funds maintained by the Trustee.
     8.6  Valuation of Cash Contribution Accounts.
          (a) As of each Valuation Date, Participants' Cash Contribution Accounts shall be valued pursuant to the terms of the Plan. Such valuation shall be conclusive and binding upon all persons having an interest in the Trust Fund.
          (b)  The  Committee  shall  adjust  the   value   of   each   Elective
Contribution Subaccount, Matching Contribution Subaccount, Profit Sharing Subaccount, or Rollover Contribution Subaccount, as the case may be, maintained under Participants' Cash Contribution Accounts as of each Valuation Date to reflect the effect of income received and accrued, realized and unrealized profits and losses, and all other transactions of the preceding period. Such adjustments shall be made with respect to the period since the next preceding Valuation Date by (i) deducting from each such Subaccount the total of all payments made from such Subaccount during such period, (ii) adding to or deducting from, as the case may be, each such Subaccount such proportion of each item of income, profit or loss as the amount in such Subaccount as of the next preceding Valuation Date bears to the total of the amounts in all of such Participants' Elective Contribution Subaccount, Matching Contribution Subaccount, Profit Sharing Subaccount, or Rollover Contribution Subaccount, as the case may be, as of the preceding Valuation Date and (iii) adding contributions to each such Elective Contribution Subaccount, Matching Contribution Subaccount, Profit Sharing Subaccount, or Rollover Contribution Subaccount, as the case may be, pursuant to Sections 4 and 5 of the Plan. In making such allocations, the Committee can conclusively rely on the valuations of the Subaccounts by the Trustee in accordance with the Plan and the Trust.

                           SECTION 9. RETIREMENT DATES

     9.1 Normal Retirement Date. The Normal Retirement Date of a Participant shall be his or her 65th birthday or, if earlier, the date on which the Participant has attained age fifty (50) and completed seven (7) Years of Service. Upon attainment of his or her Normal Retirement Date, a Participant shall have a nonforfeitable right to 100% of his or her Account.
     9.2 Deferred Retirement Date. A Participant who remains in Service after his or her Normal Retirement Date may retire on a Deferred Retirement Date which shall be the first day of the month coincident with or next following his or her termination of Service or as specified in a written application to the Committee.

                 SECTION 10. ELIGIBILITY FOR PAYMENT OF ACCOUNTS
                              AND VESTED INTERESTS

     10.1 Participants' Right to Account Upon Termination Due to Retirement, Death or Disability.
          (a) A Participant shall have a nonforfeitable right to his or her Account upon the occurrence of any of the following events while employed by the Employer:
               (i)  attainment of his or her Retirement Date;
               (ii) his or her death; or
               (iii)his or her Disability.
          (b) Upon the termination of Service of any Participant on or after his or her Retirement Date or by reason of his or her death or Disability ("Terminated Participant"), the Terminated Participant (or, in the event of the Participant's death, his or her Beneficiary) shall be entitled to an amount equal to the Terminated Participant's Account, including any subsequent contribution allocated to the Terminated Participant's Account pursuant to Sections 6 or 7 with respect to the Plan Year in which the Participant's Service is terminated. The Participant's Account shall be distributable, in accordance with the methods and rules of distribution described in Section 11, as soon as practicable following the Participant's termination of Service. The value of the Participant's Account shall be determined as of the Valuation Date coincident with or immediately preceding the date of distribution of the Participant's Account.
     10.2 Participants' Right to Account Upon Other Termination of Service. Upon the termination of Service of any Participant prior to his or her Retirement Date for any reason other than death or Disability, the Terminated Participant shall be entitled to receive an amount equal to the sum of (i) 100% of the Participant's Elective Contribution Subaccount, Matching Contribution Subaccount, and Rollover Contribution Subaccount and (ii) the Participant's Vested Interest in his or her Profit Sharing Subaccount and ESOP Account, including the Participant's Vested Interest in any subsequent contribution allocated to the Participant's Account pursuant to Sections 6 or 7 with respect to the Plan Year in which the Participant's Service terminated. The Participant's Account shall be distributable, in accordance with the methods and rules of distribution described in Section 11, as soon as practicable following the Valuation Date immediately following the Participant's termination of Service. The value of the Participant's Account shall be determined as of the Valuation Date coincident with or immediately preceding the date of distribution of the Participant's Account. If such Terminated Participant's Vested Interest is less than 100 percent, the non-vested balance of such Participant's Profit Sharing Subaccount and ESOP Account shall be forfeited and reallocated pursuant to Section 4.5 as of the last day of the earlier of (i) the Plan Year in which the Participant's Account is distributed, or (ii) the Plan Year in which the Participant incurs a Total Break in Service.
     10.3 Vesting Schedule for Determining Vested Interests. For all purposes of this Plan, a Participant's Vested Interest in his or her Profit Sharing Subaccount and ESOP Account shall consist of (i) the Participant's percentage of his or her Profit Sharing Subaccount and (ii) the percentage of the Participant's ESOP Account, both as determined from the following vesting schedule on the basis of the number of Years of Service which the Participant has completed as of the date of the Participant's termination of Service.

                                VESTING SCHEDULE

                    Years of Service                                  Percentage

                    Less than two years                                   0%
                    Two years but less than three years                  25%
                    Three years but less than four years                 50%
                    Four years or more                                  100%

     10.4 Breaks in Service. If a Participant's Service is terminated prior to his or her Retirement Date for any reason other than the Participant's death or Disability prior to completing three Years of Service, and such Participant incurs a Total Break in Service, such Participant shall not be entitled to any benefit attributable to amounts allocated to the Participant's Profit Sharing Subaccount or ESOP Account prior to such Total Break in Service. If a Participant returns to Service, Years of Service before such return shall be counted, in addition to Years of Service following such return, in determining the Participant's Vested Interest in the amount credited to the Participant's Profit Sharing Subaccount or ESOP Account subsequent to the Participant's return to Service. If such Participant does not complete one Year of Service following his or her return, then the Participant shall not be entitled to any further benefit under the Plan and the non-vested balance of any Profit Sharing Contribution or ESOP Contributions credited or recredited to such Participant's Profit Sharing Subaccount or ESOP Account subsequent to the Participant's return shall be forfeited and reallocated pursuant to Section 4.5 upon the Participant's termination of Service. All forfeitures shall occur in conformity with the ordering rules of Section 54.4975-11(d) of the Regulations.
     10.5 Participant's Right to Restoration of Account Upon Return to Service. If a Terminated Participant who had a vested interest in such Participant's Profit Sharing Subaccount or ESOP Account returns to Service prior to incurring a Total Break in Service, the non-vested balance of the Terminated Participant's Account, if any, forfeited pursuant to Section 10.2 shall be recredited to such Participant's Account, provided that, not later than the fifth anniversary of the first date on which the Participant is subsequently employed, such Participant repays the full amount of any distribution made to the Participant upon his or her prior termination of Service. Any amount so repaid, together with any non-vested portion of such Participant's Account recredited pursuant to this Section 10.5, shall be invested in the Trust Fund. If such Participant fails to make a repayment of any distributed amounts pursuant to this Section 10.5, the non-vested portion of such Participant's Account, if any, shall not be recredited.
     10.6 Participant's Right to Account Upon Death After Termination of Service. Subject to the provisions of Section 10, if a Terminated Participant dies before payment of the full value of his or her Account from the Trust Fund, an amount equal to the current value of the unpaid portion of the Participant's Vested Interest in his or her Account, including any subsequent contribution allocated to the Terminated Participant's Account pursuant to Sections 6 or 7 with respect to the Plan Year in which the Participant's Service is terminated, shall be distributable, in accordance with the methods and rules of distribution described in Section 11, as soon as practicable following the Participant's death. The value of the Participant's Account shall be determined as of the Valuation Date coincident with or immediately preceding the date of distribution of the Participant's Account.
     10.7 Amendment of Vesting Schedule.  If  the  vesting schedule contained in
Section 10.3 is amended, each Participant who has completed at least three (3) Years of Service may elect, during the election period specified in this Section, to have his or her vested percentage determined without regard to such amendment. For purposes of this Section, the election period shall begin as of the date on which the amendment changing the vesting schedule is adopted, and shall end on the latest of the following dates: (i) the date occurring sixty
(60) days after the Plan amendment is adopted; (ii) the date which is sixty (60) days after the day on which the Plan amendment becomes effective; (iii) the date which is sixty (60) days after the day the Participant is issued written notice of the Plan amendment by the Committee; or (iv) such later date as may be specified by the Committee. The election provided for in this Section shall be made in writing and shall be irrevocable when made.
     10.8 Distribution Following Attainment of Age 59-1/2 to Former Participants of The Hampton Pension Services, Inc. 401(k) Retirement Savings Plan. A Participant who was employed by Hampton Pension Services, Inc. on November 6, 1995 shall be entitled to receive, at any time following the date such Participant attains age 59-1/2, a distribution of all or any portion of the Participant's Account, to the extent attributable to any amounts that were transferred to the Plan from such Participant's former account in The Hampton Pension Services, Inc. 401(k) Retirement Savings Plan.
     10.9 Transfer to Non-Participating Affiliate. For purposes of applying the provisions of this Section 10, a Participant whose employment has transferred from the Employer to a Non-Participating Affiliate will not be treated as having terminated employment.

                    SECTION 11. METHOD OF PAYMENT OF ACCOUNTS
                                 AND WITHDRAWALS

     11.1 Methods of Payment. Any benefit payable under the Plan, except as otherwise provided in Section 11.2 shall be payable as soon as practicable following the last day of the calendar month in which falls a Participant's termination of Service (or other event requiring a distribution under the Plan), in one lump sum payment from the Trust Fund, provided that the Participant may elect to direct the Committee to directly transfer all or any portion of his or her "eligible rollover distribution" (as defined in Section 11.8 below) to another tax-qualified plan pursuant to Section 401(a)(31) of the Code. A Participant who has no Vested Interest in his or her Account upon his or her termination of Service will be deemed to have received a full distribution of his or her Account as of such date. A Participant who elects not to receive a distribution at the time set forth in the first sentence may receive a distribution at any time thereafter upon reasonable notice to the Plan.
     Subject to the provisions of Section 11.3 with respect to the distribution of Shares, any distribution hereunder shall be made in cash; provided, however, that pursuant to procedures adopted from time to time by the Committee, a Participant may elect to receive a distribution in the form of shares of the assets in which such Participant's Account was invested immediately prior to the distribution, but only if such distribution is made directly to a rollover IRA established with the Employer as custodian.
     11.2 Commencement of Payment. Notwithstanding any other provision of the Plan to the contrary, (i) if a Participant has a Vested Interest in his or her Account with a value of $5,000 or less, it shall be distributed in one lump sum as soon as is administratively feasible following the last day of the calendar month in which such Participant's termination of employment occurs, and (ii) if a Participant has a Vested Interest in his or her Account with a value of more than $5,000, it shall not commence to be distributed without the consent of the Participant before the Participant's Normal Retirement Date.
          In the absence of receipt of such consent by the Committee, payment of the benefit to such Participant shall commence as soon as practicable after the Participant's attainment of his or her Normal Retirement Date, which benefit shall be in an amount equal to the value of the Participant's distributable Account as of the Valuation Date coincident with or immediately following the Participant's attainment of his or her Normal Retirement Date. In any case where distribution of any benefit amount from the Participant's Cash Contribution Account is to be deferred, the Committee shall either (i) establish or cause to be established a special account for the benefit of the former Participant, to be invested by the Trustee in a fixed investment account established by the Trustee or (ii) cause all amounts in the Participant's Cash Contribution Account deferred by the Participant to be invested at the Participant's election in the same manner as the normal Cash Contribution Accounts maintained for Participants under to the Plan.
     11.3 Special Rules For Distribution of Shares.
          (a) A Participant may elect to receive a distribution of the Participant's Vested Interest from his or her account entirely in whole Shares, with the value of any fractional interest in Shares paid in cash. Any cash or other property in a Participant's Account for which a distribution in Shares is elected will be used by the Purchasing Agent to acquire Shares, valued as of the last day of the calendar month in which occurs (i) the Participant's election to receive a distribution of his or her Account pursuant to Section 11.1, (ii) the Participant's termination of Service, in the case of a distribution pursuant to
Section 11.2(i), or (iii) the Participant's Normal Retirement Date (or the Participant's death, if earlier), in the case of a distribution pursuant to
Section 11.2(ii) to a Participant who failed to consent to a distribution prior to his or her Normal Retirement Date (the "Share Conversion Date").
Notwithstanding the foregoing, if applicable corporate charter or bylaw provisions restrict ownership of substantially all outstanding Shares to Employees or to a plan or trust described in Section 401(a) of the Code, then any distribution of a Participant's Vested Interest in the Participant's ESOP Account shall be in cash. When a distribution consists in whole or in part of Shares, and if such Shares consists of more than one class of securities, the distribution of such Shares shall consist of substantially the same proportion of each such class of Shares as such classes of Shares represent proportions of the Participant's Account. If the record date for dividends payable with respect to Shares distributable to a Participant occurs following the Share Conversion Date, such dividends shall not be considered attributable to such Shares, but shall be considered as earnings of the Fund and allocated among Participants' Accounts pursuant to Section 8.6(b).
          (b) Notwithstanding anything in Section 11 to the contrary, in the discretion of the Committee, Section 11.1 may not apply to Shares held in a Participant's ESOP Account until the close of the Plan Year in which any Exempt Loan used to acquire such Shares is repaid in full.
          (c) If at the time of distribution, Shares distributed from the Trust Fund that were acquired with the proceeds of an Exempt Loan are not treated as "readily tradable on an established market" within the meaning of
Section 409(h) of the Code and Regulations, such Shares shall be subject to a put option in the hands of a Qualified Holder by which such Qualified Holder may sell all or any part of such Shares to the Trust. Should the Trust decline to purchase all or any part of such Shares, the Employer shall purchase those Shares that the Trust declines to purchase. The put option shall be subject to the following conditions:
               (i) The term "Qualified Holder" shall mean the Participant or Beneficiary receiving the distribution of such Shares, any other party to whom the Shares are transferred by gift or reason of death, or any trustee of an individual retirement account (as defined under Code Section 408) to which all or any portion of the distributed Shares is transferred pursuant to a tax-free "rollover" transaction satisfying the requirements of Sections 402 and 408 of the Code.
               (ii) During the 60-day period following any distribution of such Shares, a Qualified Holder shall have the right to require the Trust or the Employer to purchase all or a portion of the distributed Shares held by the Qualified Holder. The purchase price to be paid for any such Shares shall be their fair market value determined as of the Valuation Date coinciding with or immediately preceding the exercise of the put option under this Section 11.3(c)(ii), provided that in the case of a transaction between the Plan and a "disqualified person" within the meaning of Section 4975(e)(2) of the Code, such fair market value shall be determined as of the date of the transaction.
               (iii) If a Qualified Holder shall fail to exercise such put option, the put option shall temporarily lapse upon the expiration of the 60-day period. As soon as practicable following the last day of the Plan Year in which the 60-day option period expires, the Employer shall notify the non-electing Qualified Holder (if he or she is then a shareholder of record) of the valuation of the Shares as of that date. During the 60-day period immediately following receipt of such valuation notice, the Qualified Holder shall again have the right to require the Employer to purchase all or any portion of the distributed Shares. The purchase price to be paid therefor shall be based on the valuation of the Shares as of the Valuation Date coinciding with or immediately preceding the exercise of the option under this Section 11.3(c)(iii), provided that in the case of a transaction between the Plan and a "disqualified person" within the meaning of Section 4975(e)(2) of the Code, such fair market value shall be determined as of the date of the transaction.
               (iv) The foregoing  put options  under  Section  11.3(c)(ii)  and
(iii) hereof shall be effective solely against the Employer and shall not obligate the Plan or Trust in any manner.
               (v) Except as otherwise required or permitted by the Code, the put options under this Section 11.3(c) shall satisfy the requirements of Section 54.4975-7(b) of the Treasury Regulations to the extent, if any, that such requirements apply to such put options.
               If a Qualified Holder exercises a put option under this Section 11.3(c), payment for the Shares shall be made in substantially equal annual payments over a period beginning not later than 30 days after the exercise of the put option and not exceeding five years (provided that adequate security and reasonable interest are provided with respect to unpaid amounts).
               Except as provided in this Section 11.3(c) or in Section 11.2, no shares acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by or distributed from the Plan. The rights and protections set forth in this Section 11.3(c) shall be non-terminable.
     11.4 Payments to Surviving Spouse or Beneficiary. If a Participant or former Participant dies before the commencement of his or her benefits under the Plan, such Participant's or former Participant's Vested Interest in his or her Account is payable in full to his or her Surviving Spouse. If such Participant has no Surviving Spouse, he or she may designate a Beneficiary pursuant to
Section 14. A Participant may with the written consent of his or her spouse elect to designate a Beneficiary other than or in addition to his or her spouse. The written consent of the spouse must acknowledge the effect of such election and must be witnessed by a representative of the Plan or a notary public. Any such election may not be changed without spousal consent. Such an election or revocation must be made in accordance with the procedures developed by the Committee in accordance with the Code and Regulations.
     11.5 Latest Date for Commencement of Benefits.
          (a) Payments will commence no later than 60 days following the latest of the close of the Plan Year in which:
               (i)  the Participant attains his or her Normal Retirement Date,
               (ii) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan, or
               (iii)the Participant terminates his or her Service with the Employer.
          (b) Notwithstanding the provisions of the foregoing sentence, if the amount payable cannot be ascertained, or, subject to the provisions of Section 20.6, the Participant cannot be located after reasonable efforts, a payment retroactive to the date determined under the foregoing sentence may be made not later than 60 days after the earliest date on which the amount of such payment can be ascertained under the Plan or the date on which the Participant is located (whichever is applicable).
          (c) Notwithstanding any other provision of the Plan, benefits payable to a Participant who is a five percent (5%) owner, as defined in Section 416 of the Code with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2, shall commence no later than April 1st of the calendar year following the calendar year in which such Participant attains age 70 1/2. Commencing July 1, 1997, to the extent permitted by the Code and Regulations, Participants who are not five percent (5%) owners may elect to commence distribution of their benefits on April 1st of the calendar year following the later of the calendar year in which such Participant attains age 70 1/2 or the calendar year following the calendar year in which such Participant retires.
          (d) If a Participant dies before benefits have commenced, distributions to any Surviving Spouse or Beneficiary shall be made as soon as administratively feasible, but not later than five years after such Participant's death. In the event that payment is made to the Participant's Surviving Spouse, such distribution shall not commence later than the date on which such Participant would have had to commence distributions under Section 401(a)(9) of the Code (or, in either case, on any later date prescribed by Regulations). If the Participant's Surviving Spouse dies after such Participant's death but before distribution has been made to such Surviving Spouse, the Section 11.5(d) shall be applied to require payment of any benefits as if such Surviving Spouse were the Participant.
          (e) Pursuant to Regulations, any benefit paid to a child shall be treated as if paid to a Participant's Surviving Spouse if such amount would become payable to such Surviving Spouse on the child's attaining majority, or other designated event permitted by Regulations.
     11.6 Redirection of Investment of ESOP Account.
          (a) Upon both attaining age 50 and completing five Years of Service, a Participant shall be permitted to direct the Plan to transfer all or any portion of the Vested Interest in the Participant's ESOP Account to the Participant's Cash Contribution Account.
          (b) In addition, effective as of May 1, 1999, upon completing the number of Years of Service indicated in the table below, a Participant shall be permitted to direct the Plan to transfer the percentage indicated below of the Vested Interest in the Participant's ESOP Account to the Participant's Cash Contribution Account.

                     Years of Service                     Percentage

                      5                                    50
                     10                                    75
                     15                                   100


          (c) Any directions pursuant to this Section 11.6 shall be made pursuant to rules prescribed by the Committee, and shall be effective as soon as administratively feasible, but not later than 30 days from the date on which such direction is given. Any directions given pursuant to subsection (b) hereof may be given not more than once per Plan Year. For purposes of this Section 11.6, the number of the Participant's Years of Service shall be determined without regard to Hours of Service, and shall be based on periods of continuous service from the date the Participant commenced employment with the Company.
          (d) In the event that the Participant's Account does not provide at least three investment options to the Participant other than investment in Shares, the Committee shall provide diversification options to any Participant required to be given such diversification options under Section 401(a)(28)(B) of the Code in a manner consistent with the Code. Notwithstanding the foregoing, the ability to make transfers may be restricted by the Committee to the extent necessary to comply with any applicable federal securities laws (including Rule
144); provided, however, that in no event shall a Participant be prevented from transferring any amount necessary in order to meet the diversification requirements set forth in Section 401(a)(28)(B) of the Code.
          (e) In addition, effective as of April 1, 2001, the ESOP Accounts of all Participants shall be transferred to the Participant's Cash Contribution Account. Thereafter, Participants may direct the investment of the prior ESOP Account balances in the same manner as the remainder of the Participant's Cash Contribution Account.
     11.7 Hardship Withdrawals.
          (a) A Participant (other than a Terminated Participant) may elect to withdraw all or any portion of the Vested Interest in his or her Cash Contribution Account attributable to Elective Contributions (but excluding any earnings on Elective Contributions accruing after December 31, 1988), Rollover Contributions, Matching Contributions, and Profit Sharing Contributions (if, and only if, the withdrawal of Profit Sharing Contributions is occasioned by a life threatening illness to the Participant) by giving written notice thereof to the Committee specifying such date, which shall not be less than 30 days following the date such notice is given to the Committee. Such notice shall designate that the hardship withdrawal shall be withdrawn from the investment funds in which the Participant has directed investment of the Participant's Cash Contribution Account.
          (b)  The Committee may authorize a hardship withdrawal only for:
               (i) medical expenses described in Section 213(d) of the Code incurred or immediately anticipated by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the
Code);
               (ii) the purchase (excluding mortgage payments) of a principal residence of the Participant;
               (iii)the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children, or dependents; or
               (iv) the need to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence.
          (c) A hardship withdrawal may be authorized only to the extent necessary to satisfy the hardship. A distribution will be deemed to be necessary to satisfy the hardship only if the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant and such Participant's tax obligations as a result of such distribution and the Employee certifies in writing that such a hardship exists (and the Committee has no knowledge to the contrary); provided that the Committee may set stricter standards for making such determination on a nondiscriminatory basis; and provided further that the Participant must obtain the written consent of his or her spouse to the extent required by law. The Committee's decision shall be final and binding on the Participant.
          (d) In the event that a Participant's Vested Interest is less than 100% at the time of making a withdrawal from his Profit Sharing Subaccount pursuant to Section 11.7(a), the Participant's Vested Interest in his or her Profit Sharing Subaccount at any relevant time thereafter shall be equal to an amount ("X") determined by the following formula: X = P [AB + (R x D)] - (R x
D). For purposes of applying the formula: P is the Participant's Vested Interest at the relevant time, AB is the balance of the Participant's Profit Sharing Subaccount at the relevant time; D is the amount distributed to the Participant pursuant to Section 11.7(a); and R is the ratio of the Participant's Profit
Sharing  Subaccount  balance at the relevant  time to the  Participant's  Profit
Sharing  Subaccount  balance  immediately  after the  distribution  pursuant  to
Section 11.7(a).
     11.8 Direct Rollovers to Another Qualified Plan or IRA.
          (a) This Section 11.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 11.8, a distributee may elect, at the time and in the manner prescribed by the
Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
          (b) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
          (c)  An eligible retirement plan is an individual  retirement  account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.
          (d) A distributee includes a Participant or former Participant. In addition, the Participant's or former Participant's Surviving Spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the Surviving Spouse, spouse or former spouse.
          (e) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.
          (f) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Regulations is given, provided that:
               (1) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and
               (2) the Participant, after receiving the notice, affirmatively elects a distribution.
     11.9 Certain Securities Law Restrictions. Any distribution of Shares pursuant to this Section 11 shall be subject to all applicable laws, rules and regulations and to such approvals by stock exchanges or governmental agencies as may be deemed necessary or appropriate by the Board of Directors. Each distributee may be required to give the Employer a written representation that such distributee will not be involved in a violation of state or federal securities laws, including the Securities Act of 1933, as amended; the form of such written representation will be prescribed by the Board of Directors.
     11.10 Participant Loans.
          (a) Upon the written request of a Participant who is an Employee (or who is employed by a Non-Participating Affiliate), the Committee may direct the Trustee to make a loan to such Participant from such Participant's Account. Loans to Participants pursuant to this Section 11.10 shall be administered by the Committee and shall be subject to a Participant Loan Policy and such other procedures as may be adopted from time to time by the Committee. The Company shall not have the discretion to refuse a loan request, so long as the terms of the loan comply with the requirements of this Section 11.10 and the Participant Loan Policy. The terms of the loan shall be determined by the Committee, subject to the limits set forth in this Section, and shall be evidenced by the Participant's promissory note. Loans shall be held in a segregated Account of the Trust. An Employee who has made a Rollover Contribution shall be considered a Participant for purposes of this Section, even if such Employee has not yet become a Participant pursuant to Section 3.
          (b) The aggregate outstanding balance of all loans to a Participant from this Plan and all other qualified plans maintained by the Employer, when added to any principal repayments on any participant loans made within the twelve-month period preceding the date on which the loan is made, may not exceed the lesser of (i) $50,000 or (ii) 50% of the vested interest in the Participant's Account as of the day of making the loan.
          (c)  Principal  and  interest  shall  be  repaid  in  level,  periodic installments by payroll deductions not less frequent than quarterly over a definite period of time not to exceed five (5) years, provided, however, that in the case of a loan the proceeds of which are used by the Participant to acquire a principal residence of the Participant, the loan may be repayable over a reasonable period of time in excess of five (5) years as determined by the Committee.
          (d) All loans shall be secured by a lien on the Participant's interest in the trust. The amount of the loan may not exceed fifty percent (50%) of the value of the Participant's vested Account balance at the time the loan is made. The Committee may determine that any distribution made pursuant to the Plan shall be reduced by an amount up to the outstanding principal and interest balance of the loan.
          (e) Any loan made pursuant to this Section 11.10 must not constitute a prohibited transaction as defined in Section 4975 of the Code.
          (f) Loan repayments will be suspended under the Plan as permitted under Section 414(u)(4) of the Code.
     11.11 Other In-Service Withdrawals. A Participant (other than a Terminated Participant) who has completed five (5) Years of Service may elect at any time, but not more than once in each Plan Year, to withdraw all or any portion of the Vested Interest in such Participant's ESOP Account or such Participant's Cash Contribution Account attributable to Profit Sharing Contributions, ESOP Contributions or Rollover Contributions by giving written notice thereof to the Committee specifying such date, which shall not be less than 30 days following the date such notice is given to the Committee. Such notice shall designate that the withdrawal shall be withdrawn from the investment funds in which the Participant has directed investment of the Participant's Cash Contribution Account.

                    SECTION 12. MAXIMUM AMOUNT OF ALLOCATION

     12.1 Section 415 Limitations. Annual additions to a Participant's Account with respect to any Plan Year may not exceed the limitations set forth in
Section 415 of the Code, which are incorporated herein by reference. For these purposes, (i) "annual additions" shall have the meaning set forth in Section 415(c)(2) of the Code, as modified elsewhere in the Code and the Regulations,
(ii) the limitation year shall mean the Plan Year unless any other twelve consecutive month period is designated pursuant to a written resolution adopted by the Employer, (iii) "compensation" shall have the meaning elected by the Employer pursuant to Section 415(c)(3) of the Code, and (iv) "annual additions" shall include annual additions under all other defined contribution plans maintained by the Employer or any Affiliated Employer. Effective for Plan Years beginning on or after January 1, 1998, "compensation" shall be computed without reduction for a Participant's elective deferrals under Section 402(g)(3) of the Code or for contributions made by the Employer or the Participant under Section 125 of the Code. If the requirements of Section 7.5(a) are satisfied, the term "annual additions" shall not include any amounts credited to the Participant's Account (i) due to Participating Employer contributions relating to interest payments on an Exempt Loan deductible under Section 404(a)(9)(B) of the Code, or
(ii) attributable to a forfeiture of Shares acquired with the proceeds of an Exempt Loan.
     Effective for limitation years commencing prior to January 1, 1999, if a Participant in the Plan also participates in any defined benefit plan (as defined in Sections 414(j) and 415(k) of the Code) maintained by the Employer or any Affiliated Employer, in the event that in any Plan Year the sum of the Participant's Defined Benefit Fraction (as defined in Section 415(e)(2) of the
Code) and the Participant's Defined Contribution Fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0, the benefit under such defined benefit plan or plans shall be reduced in accordance with the provisions of that plan or those plans, so that the sum of such fractions with respect to the Participant will not exceed 1.0. If this reduction does not ensure that the limitation set forth in Section 12.1 is not exceeded, then the annual addition to any defined contribution plan, other than the Plan, shall be reduced in accordance with the provisions of that plan but only to the extent necessary to ensure that such limitation is not exceeded.
     12.2 Refund or Forfeiture of Amounts in Excess of Section 415 Limits.
          (a) In the event that amounts which would otherwise be allocated to a Participant's Account under the Plan must be reduced by reason of the limitations of Section 12.1, then such reduction shall be made in the following order or priority, but only to the extent necessary:
               (i) first the Participant's Profit Sharing Contributions shall be forfeited and reallocated pursuant to this Section 12.2; and then
               (ii) the Participant's Matching Contributions shall be forfeited and reallocated pursuant to this Section 12.2; and then
               (iii)the Participant's Elective Contributions shall be refunded to the Participant; and then
               (iv) Shares allocated to the Participant's Account attributable to ESOP Contributions shall be forfeited and reallocated pursuant to this
Section 12.2.
          (b) Forfeitures arising under the Plan and allocable to such Participant in respect of such Plan Year shall be reallocated to the Accounts of other Participants as of the end of the Plan Year for which such reduction is made in the manner provided under Section 4.5 above.
          (c) If, with respect to any Plan Year, there is an excess contribution on account of the limitations contained in this Section 12.2, and such excess cannot be fully allocated in accordance with Section 12.2(b) because of the limitations prescribed in this Section 12, the amount of such excess which cannot be so allocated shall be held in suspense and allocated in the succeeding Plan Year prior to any other contributions by the Employer for such Plan Year.

                SECTION 13. VOTING AND TENDER OR EXCHANGE RIGHTS

     13.1 Voting and Tender or Exchange of Shares in General. Except as otherwise required by the Act, the Code and the Regulations, all voting and tender or exchange rights of Shares held in Participants' Accounts shall be exercised by the Purchasing Agent only as directed by the Participants or their Beneficiaries or as otherwise provided in accordance with the provisions of this
Section 13.
     13.2 Voting of Allocated Shares.
          (a) If any Participating Employer has a registration-type class of securities (as defined in Section 409(e)(4) of the Code or any successor statute thereto), then, with respect to all corporate matters submitted to shareholders, all Shares (including fractional interests in Shares) allocated and credited to the Accounts of Participants shall be voted in accordance with the directions of such Participants as given to the Purchasing Agent; provided that (i) with regard to Shares allocated to ESOP Accounts, allocated Shares for which no directions are received by the Purchasing Agent shall be voted in the same proportion as allocated Shares for which directions are received are voted pursuant to this Section 13.2, and (ii) Shares allocated to Accounts other than ESOP Accounts for which no directions are received by the Purchasing Agent shall not be voted.
          (b) If no Participating Employer has a registration-type class of securities (as defined in Section 409(e)(4) of the Code or any successor statute thereto), then, only with respect to corporate matters relating to a corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such other similar transaction that Regulations require, all Shares allocated and credited to the Accounts of Participants shall be voted in accordance with the directions of such Participants as given to the Purchasing Agent; provided that
(i) with respect to Shares allocated to ESOP Accounts, allocated Shares for which no directions are received by the Purchasing Agent shall be voted in the same proportion as allocated Shares for which directions are received are voted pursuant to this Section 13.2, and (ii) Shares allocated to Accounts other than ESOP Accounts for which no directions are received by the Purchasing Agent shall not be voted.
     13.3 Mechanics of Voting Allocated Shares. If Participants are entitled under Section 13.2 to direct the vote with respect to allocated Shares, then, at least 30 days before each annual or special shareholders' meeting of the
Employer (or, if such schedule cannot be met, as early as practicable before such meeting), the Committee shall cause each Participant to be furnished with a copy of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions concerning the manner in which the Shares allocated to such Participant's Account are to be voted. Upon timely receipt of such instructions, the Purchasing Agent (after combining votes of fractional Shares to give effect to the greatest extent possible to Participants' instructions) shall vote the Shares as instructed. The instructions received by the Purchasing Agent from each Participant shall be held by the Purchasing Agent in strict confidence and shall not be divulged or released to any person, including, without limitation, any officers or Employees of any Participating Employer, or of any other Employer. The Trustee, the Employer, the Purchasing Agent and the Committee shall not make recommendations to Participants concerning whether to vote or how to vote.
     13.4 Voting of Unallocated Shares. With respect to unallocated Shares held in the Trust Fund, absent specific instructions from the Trustee or other fiduciary pursuant to the Trust Agreement, the Purchasing Agent shall vote such Shares in the same proportion as Shares are voted pursuant to Section 13.2; provided that the Purchasing Agent shall follow any directions of the Trustee or any other fiduciary authorized to instruct the Trustee with respect to the voting of such unallocated Shares under the Trust Agreement.
     13.5 Tender or Exchange of Allocated Shares. The Committee shall notify each Participant of each tender or exchange offer for the Shares and utilize its best efforts to distribute or cause to be distributed to each Participant in a timely manner all information distributed to shareholders of the Employer in connection with any such tender or exchange offer. Each Participant shall have the right from time to time with respect to the Shares allocated to the Participant's Account to instruct the Purchasing Agent in writing as to the manner in which to respond to any tender or exchange offer which shall be pending or which may be made in the future for all Shares or any portion thereof. A Participant's instructions shall remain in force until superseded by the Participant. The Purchasing Agent shall tender or exchange whole Shares only as and to the extent so instructed. If the Purchasing Agent does not receive instructions from a Participant regarding any tender or exchange offer for Shares, the Purchasing Agent shall have no discretion in such matter and shall not tender or exchange any such Shares in response thereto. For purposes of responding to such tender or exchange offers, each Participant shall be the "named fiduciary" with respect to such Shares allocated to his or her Account. Unless and until Shares are tendered or exchanged, the individual instructions received by the Purchasing Agent from Participants shall be held by the Purchasing Agent in strict confidence and shall not be divulged or released to any person, including, without limitation, any officers or Employees of any Participating Employer, or of any other Employer; provided, however, that the Purchasing Agent shall advise the Employer, at any time upon request, of the total number of Shares not subject to instructions to tender or exchange.
     13.6 Tender or Exchange of Unallocated Shares. Absent specific instructions from the Trustee or other fiduciary pursuant to the Trust Agreement, the Purchasing Agent shall tender unallocated Shares held in the Trust Fund in proportion to the ratio that (A) the number of Shares with respect to which Participant instructions favor of the tender or exchange have been received bears to (b) the number of Shares with respect to which Participant instructions for or against the tender or exchange have been received; provided that the Purchasing Agent shall follow any directions of the Trustee or any other fiduciary authorized to instruct the Trustee with respect to the tender or exchange of unallocated Shares under the Trust Agreement.
     13.7 Voting of Deceased Participant's Shares. If this Section 13 applies to Shares allocated to the Account of a deceased Participant, such Participant's Beneficiary shall be entitled to direct the manner in which to respond to any tender or exchange offer as if such Beneficiary were the Participant.

                    SECTION 14. DESIGNATION OF BENEFICIARIES

     14.1 Designation of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. A Participant's Beneficiary designation shall not be effective to the extent that payments to the Surviving Spouse are required pursuant to Section 11, and in no event shall it be effective as of a date prior to such receipt.
     14.2 Failure to Designate Beneficiary. If no such Beneficiary designation is in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, the payment of the amount, if any, payable under the Plan upon his or her death shall be made to the Participant's Surviving Spouse, if any; or if the Participant has no Surviving Spouse, then to the Participant's children, if any, in equal shares; or if the Participant has no children, to the Participant's parents, if any, in equal shares; or if the Participant has no parents, to the Participant's brothers and sisters, if any, in equal shares. If the Participant has no brothers or sisters, payment shall be made to the Participant's estate. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust Fund therefor.

                     SECTION 15. ADMINISTRATION OF THE PLAN

     15.1 The Committee. The Committee shall have general responsibility for the administration, interpretation and construction of the Plan. The Committee shall be responsible for establishing and maintaining Plan records, including responsibility for compliance with the Actual Deferral Percentage and Actual Contribution Percentage tests described in Sections 4.6 and 5.3, and the Committee shall be responsible for complying with the reporting and disclosure requirements of the Act. The Committee shall report to the Board of Directors, or to a committee of the Board of Directors designated for that purpose, periodically as shall be specified by the Board of Directors or such designated committee, with regard to the matters for which it is responsible under the Plan.
     15.2 The Trustee. Except as otherwise provided in the Trust Agreement or the Plan, the Trustee may act only as directed by the Committee, the Employer or any other party, as applicable. The Trustee shall have responsibility under the Plan for the management and control of the assets of the Plan. The Committee shall periodically review the performance and methods of the Trustee. The Employer or the Committee shall have the power to appoint, remove or change the Trustee and, to the extent that the Trust Fund is invested in assets other than Shares, shall have the power to appoint or remove one or more investment advisers and to delegate to such adviser authority and discretion to manage (including the power to acquire and dispose of) the assets of the Plan, provided that (i) such adviser with such authority and discretion shall be either a bank or a registered investment adviser under the Investment Advisers Act of 1940, and shall acknowledge in writing that it is a fiduciary with respect to the Plan and (ii) the Committee shall periodically review the investment performance and methods of each adviser(s) with such authority and discretion. The Committee shall establish investment standards and policies and communicate the same to the Trustee. If annuities are to be purchased under the Plan, the Committee shall determine what contracts should be made available to terminated Participants or purchased by the Trust Fund.
     15.3 Committee's Responsibility for Entering into Exempt Loans and Valuation of Shares. The Committee shall have responsibility for directing the Trustee as to whether and under what terms it shall enter into an Exempt Loan and for directing the Purchasing Agent whether and under what terms it shall purchase or otherwise dispose of Shares. In the event that there is no generally recognized market for Shares, the Committee shall be the named fiduciary with responsibility for determining the fair market value of the Shares, provided, that any such determination shall be in accordance with applicable Regulations, if any, and the Committee shall, in making such determination, retain an independent appraiser to make such valuation on behalf of the Committee in accordance with Section 7.9.
     15.4 Committee's Power to Engage Outside Experts. The Committee may arrange for the engagement of such legal counsel, who may be counsel for the Employer, and make use of such agents and clerical or other personnel as they each shall require or may deem advisable for purposes of the Plan. The Committee may rely upon the written opinion of such counsel and the accountants engaged by the Committee and may delegate to any such agent of said Committee its authority to perform any act hereunder, including without limitation, those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of said Committee. The Committee shall engage such certified public accountants, who may be accountants for the Employer, as it shall require or may deem advisable for purposes of the Plan.
     15.5 Composition of Committee. The Committee shall consist of at least three members, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Board of Directors. Any member of said Committee may resign at any time. No member of said Committee shall be entitled to act on or decide any matter relating solely to himself or any of his or her rights or benefits under the Plan. The members of the Committee shall not receive any special compensation for serving in their capacities as members of such Committee but shall be reimbursed for any reasonable expenses incurred in connection therewith. Except as otherwise required by the Act, no bond or other security need be required of the Committee or any member thereof in any jurisdiction. Any member of the Committee, or any agent to whom said Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service both as a Trustee and administrator) with respect to the Plan.
     15.6 Actions of Committee. The Committee shall elect or designate its own chairman, establish its own procedures and the time and place for its meetings and provide for the keeping of minutes of all meetings. A majority of the members of the Committee shall constitute a quorum for the transaction of business at a meeting of the Committee. Any action of the Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or, at the direction of its Chairman, without a meeting, by mail, telephone or facsimile, provided that all of the members of the Committee are informed by mail or telephone of their right to vote on the proposal and of the outcome of the vote thereon.
     15.7 Disbursement of Plan Funds. The Committee shall cause to be kept full and accurate accounts of receipts and disbursements of the Plan, shall cause to be deposited all funds of the Plan to the name and credit of the Plan in such depositories as may be designated by the Committee, shall cause to be disbursed the monies and funds of the Plan when so authorized by the Committee and shall generally perform such other duties as may be assigned to them from time to time by the Committee.
     15.8 Application for Benefits. Each Participant or Beneficiary believing himself eligible for benefits under the Plan shall apply for such benefits by completing and filing with the Committee an application for benefits on a form supplied by the Committee. Before the date on which benefit payments commence, each such application must be supported by such information and data as the Committee deems relevant and appropriate. Evidence of age, marital status (and, in the appropriate instances, health, death or disability) and location of residence shall be required of all applicants for benefits. All claims for benefits under the Plan shall, within a reasonable period of time, be decided by one or more persons designated in writing by the chairman of the Committee.
     15.9 Denied Claims for Benefits. In the event that any claim for benefits is denied in whole or in part, the Participant or Beneficiary whose claim has been so denied shall be notified of such denial in writing by the Committee. The notice advising of the denial shall specify the reason or reasons for denial, make specific reference to pertinent Plan provisions, describe any additional material or information necessary for the claimant to perfect the claim (explaining why such material or information is needed) and shall advise the Participant or Beneficiary, as the case may be, of the procedure for the appeal of such denial. All appeals shall be made by the following procedure:
          (a) The Participant or Beneficiary whose claim has been denied shall file with the Committee a notice of desire to appeal the denial. Such notice shall be filed within sixty (60) days of notification by the Committee of claim denial, shall be made in writing and shall set forth all of the facts upon which the appeal is based. Appeals not timely filed shall be barred.
          (b) The Committee shall, within thirty (30) days of receipt of the Participant's or Beneficiary's notice of appeal, establish a hearing date on which the Participant or Beneficiary may make an oral presentation to the Committee in support of his or her appeal. The Participant or Beneficiary shall be given not less than ten (10) days' notice of the date set for the hearing.
          (c) The Committee shall consider the merits of the claimant's written and oral presentations, the merits of any facts or evidence in support of the denial of benefits and such other facts and circumstances as the Committee shall deem relevant. If the claimant elects not to make an oral presentation, such election shall not be deemed adverse to the claimant's interest, and the Committee shall proceed as set forth below as though an oral presentation of the contents of the claimant's written presentation had been made.
          (d) The Committee shall render a determination upon the appealed claim which determination shall be accompanied by a written statement as to the reasons therefor. The determination so rendered shall be binding on all parties.
          (e) For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested persons as to participation and benefit eligibility, the Employee's amount of Compensation and any other matter of fact or interpretation relating to the Plan.
     15.10 Indemnification. To the maximum extent permitted by law, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member of the Committee or on his or her behalf in the Committee member's capacity as a member of such Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Employer's own assets), each member of the Committee and each other officer, employee or director of the Employer to whom any duty or power relating to the administration or interpretation of the Plan or to the management and control of the assets of the Plan may be delegated or allocated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Employer) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful misconduct. The Employer shall advance funds for legal expenses to the extent permitted by the Act.
     15.11 Agent for Service of Process. The Committee or such other person as may from time to time be designated by the Committee shall be the agent for service of process under the Plan.

                              SECTION 16. EXPENSES

     16.1 Payment of Plan Expenses. The expenses incurred in the management and administration of the Plan shall be paid from the Trust Fund, except to the extent the Employer, in its sole discretion, may choose to pay such expenses from time to time; provided that any Trustee expenses paid to The Charles Schwab Trust Company shall be payable solely by the Employer. Such expenses shall include (i) the fees and expenses of any employee and of the Trustee for the performance of their duties under the Plan and Trust Fund (including but not limited to obtaining investment advice, record keeping services and legal services), (ii) the expenses incurred by the members of the Committee in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants, consultants and agents, and cost of services rendered with respect to the Plan) and (iii) all other proper charges and disbursements of the Trustee or the members of the Committee (including settlements of claims or legal actions approved by counsel to the
Plan).
     16.2 Expenses Attributable to Investment of Plan Assets and Taxes. Brokerage fees, transfer taxes and any other expenses incident to the purchase or sale of securities by the Trustee shall be deemed to be part of the cost of such securities, or deducted in computing the proceeds therefrom, as the case may be. Expenses attributable to investments of the Trust Fund shall be paid out of the Trust Fund, except to the extent the Employer, in its sole discretion, may choose to pay such expenses from time to time; provided that expense entirely attributable to any one investment or to any one investment fund shall be allocated pro rata in accordance with Account balances among Accounts invested in such investment or investment fund. Taxes, if any, of any and all kinds whatsoever which are levied or assessed on any assets held or income received by the Trustee shall be paid out of the Trust Fund.

                       SECTION 17. EMPLOYER PARTICIPATION

     17.1 Adoption of Plan by Affiliated Employer. Any Affiliated Employer may adopt the Plan and the Trust Fund by resolution of its board of directors or equivalent governing body provided that (i) the Board of Directors has not expressly disallowed participation by such Affiliated Employer in the Plan; (ii) the Affiliated Employer has not previously expressly declined to participate in the Plan; or (iii) the Affiliated Employer is not precluded from participating in the Plan by a legally binding written document that precludes such participation; and provided further that the Board of Directors consents to such adoption. Any Affiliated Employer which so adopts the Plan shall be deemed to appoint Charles Schwab & Co., Inc., the Committee and the Trustee its exclusive agents to exercise on its behalf all of the power and authority conferred under the Plan or the Trust Agreement. This authority shall continue until the Plan is terminated and the relevant Trust Fund assets have been distributed.
     17.2 Termination of Participation by Participating Employer. A Participating Employer may terminate its participation in the Plan by giving the Committee prior written notice specifying a termination date which shall be the last day of a month at least 60 days subsequent to the date such notice is received by the Committee. The Board of Directors may terminate any Participating Employer's participation in the Plan, as of any termination date specified by the Committee, for the failure of the Participating Employer to make proper contributions or to comply with any other provision of the Plan.
     17.3 Effect of Termination of Participation by Participating Employer. Upon termination of the Plan as to any Participating Employer, such Participating Employer shall not make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or with respect to any Participants then employed by such Participating Employer, except as provided in this Section 17. To the maximum extent permitted by the Act, any rights of Participants no longer employed by such Participating Employer and of former Participants and their Beneficiaries and Surviving Spouses and other eligible survivors under the Plan shall be unaffected by such termination and any transfer, distribution or other disposition of the assets of the Plan as provided in this Section 17 shall constitute a complete discharge of all liabilities under the Plan with respect to such Participating Employer's participation in the Plan and any Participant then employed by such Participating Employer.
          The  interest  of  each  such  Participant who is in Service with such
Participating Employer as of the termination date is the amount, if any, credited to his or her Account after payment of or provision for expenses and charges and appropriate adjustment of the Accounts of all such Participants for expenses and charges as described in Section 16, and all forfeitures shall be nonforfeitable as of the termination date, and upon receipt by the Committee of IRS approval of such termination, the full current value of such amount shall be paid from the Trust Fund in the manner described in Section 17.4 or transferred to a successor employee benefit plan which is qualified under Section 401(a) of the Code; provided, however, that in the event of any transfer of assets to a successor employee benefit plan the provisions of Section 17.4 will apply. No advances against such payments shall be made prior to such receipt of approval, but after such receipt the Committee, in its sole discretion, may direct the Trustee to make one or more advances in accordance with Section 11.1.
          All determinations, approvals and notifications referred to above shall be in form and substance and from a source satisfactory to the Committee. To the maximum extent permitted by the Act, the termination of the Plan as to any Participating Employer shall not in any way affect any other Participating Employer's participation in the Plan.
     17.4 Limitations on Transfer of Plan Assets to Successor Plan. No transfer of the Plan's assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Participant would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to such Participants as part of the same transaction) is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such transfer if the Plan had then been terminated. The Committee may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.
     17.5 Shares Allocated to Suspense Fund Excluded from Transfer of Plan Assets to Successor Plan. Notwithstanding any provision of this Section 17 to the contrary, any Shares allocated to a Suspense Subfund shall not be transferred to a successor employee benefit plan except as is required or permitted by the Committee in accordance with the terms of an Exempt Loan and the Regulations.

                SECTION 18. AMENDMENT OR TERMINATION OF THE PLAN

     18.1 Amendment, Suspension or Termination of Plan.
          (a) Subject to the provisions of Section 18.1(b) and (c) hereof, the board of directors of the Plan Sponsor reserves the right at any time to suspend or terminate the Plan, any contributions thereunder, or any other agreement or arrangement forming a part of the Plan, in whole or in part and for any reason, and to adopt any amendment or modification thereto, all without the consent of any Participating Employer, Participant, Beneficiary, Surviving Spouse or other eligible survivor. Subject to the provisions of Section 18.1(b) and (c) hereof, the Board of Directors reserves the right at any time to amend or modify the Plan. Each Participating Employer by its adoption of the Plan shall be deemed to have delegated this authority to the Board of Directors.
          (b) The Board of Directors shall not make any amendment or modification which would (i) retroactively impair any rights to any benefit under the Plan which any Participant, Beneficiary, Surviving Spouse or other eligible survivor would otherwise have had at the date of such amendment by reason of the contributions theretofore made or (ii) make it possible for any part of the funds of the Plan (other than such part as is required to pay taxes, if any, and administration expenses as provided in Section 16) to be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries and Surviving Spouses and other eligible survivors under the Plan prior to the satisfaction of all liabilities with respect thereto.
     18.2 Power to Retroactively Amend, Suspend or Terminate Plan Provisions. Subject to the provisions of Section 18.1, any amendment, modification, suspension or termination of any provision of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan as a plan meeting the requirements of Sections 401(a) of the Code or any other applicable provision of law (including the Act) as now in effect or hereafter amended or adopted and the Regulations issued thereunder.
     18.3 Notice of Amendment, Suspension or Termination. Notice of any amendment, modification, suspension or termination of the Plan shall be given by the Board of Directors or the board of directors of the Plan Sponsor, as the case may be, to the Trustee and all Participating Employers.
     18.4 Effect of Termination of Plan. Upon termination of the Plan, no Participating Employer shall make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or with respect to any Participant except as provided in this Section 18, and to the maximum extent permitted by the Act, transfers or distributions of the assets of the Plan as provided in this Section 18 shall constitute a complete discharge of all liabilities under the Plan. The provisions of the Plan which are necessary for the operation of the Plan and the distribution or transfer of the assets of the Plan shall remain in force.
          Upon receipt by the Committee of IRS approval of such termination, the full current value of such adjusted amount, and the full value of each account described in Sections 6.2 and 7.1 above, shall be paid from the Trust Fund to each Participant and former Participant (or, in the event of the death of a Participant or former Participant, to the Surviving Spouse or Beneficiary thereof) in any manner of distribution specified in Section 11 above, including payments which are deferred until the Participant's termination of Service, as the Committee shall determine. Without limiting the foregoing, any such distribution may be made in cash or in property, or both, as the Committee in its sole discretion may direct.
          All determinations, approvals and notifications referred to above shall be in form and substance and from a source satisfactory to the Committee.
     18.5 Partial Termination of Plan. In the event that any governmental authority, including without limitation the IRS, determines that a partial termination (within the meaning of the Act) of the Plan has occurred or if there is a complete discontinuance of Employer contributions then (i) the interest of each Participant affected thereby in his or her Account shall become nonforfeitable as of the date of such partial termination or complete discontinuance of contributions and (ii) the provisions of Sections 18.2, 18.3 and 18.4 above, which in the opinion of the Committee are necessary for the execution of the Plan and the allocation and distribution of the assets of the Plan, shall apply.
     18.6 Trust for Exclusive Benefit of Participant. In no event shall any part of the Trust Fund (other than such part as is required to pay taxes, if any, and administration expenses as provided in Section 16 above) be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries and Surviving Spouses under the Plan.

                     SECTION 19. TOP-HEAVY PLAN REQUIREMENTS

     19.1 Top-Heavy Plan - In General. For any Plan Year for which this Plan is a Top-Heavy Plan, the provisions of this Section 19 shall apply notwithstanding any other provisions of the Plan.
     19.2 Effect of Top-Heavy Status. Each Participant who (i) is a Non-Key Employee and (ii) is employed on the last day of the Plan Year, shall be entitled to have contributions allocated to his or her Account of not less than three percent (3%) of the Participant's Compensation (the "Minimum Contribution Percentage") regardless of (i) whether such Non-Key Employee has completed a Year of Service, and (ii) the amount of such Non-Key Employee's Compensation; provided, however, that the minimum contribution percentage for any Plan Year shall not exceed the percentage at which contributions are made under the Plan for the Plan Year for the Key Employee for whom such percentage is the highest for such Plan Year. For this purpose, such percentage shall be determined by dividing the contributions made for such Key Employee by so much of his or her Compensation (which solely for this purpose includes Elective Contributions made by the Employer for the Key Employee) for the Plan Year as does not exceed $150,000 (adjusted automatically for increases in accordance with the Regulations).
          Contributions taken into account under this Section 19.2 shall include contributions under this Plan and under all other defined contribution plans (as defined in Section 414(i) of the Code) required to be included in an Aggregation Group; provided, however, that such contributions shall not include (i) contributions to any defined contribution plan in the required aggregation group if such contributions enable such a defined contribution plan to meet the requirements of Sections 401(a)(4) or 410 of the Code or (ii) contributions under the Social Security Act or any other federal or state law.


     19.3 Top-Heavy Vesting Schedule.
     In the event that the Plan is a Top-Heavy Plan, all contributions shall be vested at a rate not slower than the following vesting schedule:

               Years of Service                                       Percentage

               Less than two years                                        0%
               At least two years but less than three years              20%
               At least three years but less than four years             50%
               At least four years but less than five years              75%
               Five years or more                                       100%


     19.4 Definitions.
          (a) "Top-Heavy Plan" means this Plan for any Plan Year if, as of the Determination Date, (i) the present value of the Accounts of all Participants who are Key Employees (excluding former Key Employees) exceeds 60 percent of the present value of all Participants' Accounts (excluding former Key Employees) or
(ii) the Plan is required to be in an Aggregation Group which for such Plan Year is a Top-Heavy Group. In determining whether the Plan constitutes a Top-Heavy Plan, the Committee shall make the following adjustments:
               (i) When more than one plan is aggregated, the Committee shall determine separately for each plan as of any Determination Date, the present value of accrued benefits of all Participants and the value of Accounts of all Participants.
               (ii) Any such determination shall include the present value of distributions made to former Participants under the applicable plan (including a terminated plan) during the five-year period ending on the Determination Date, unless reflected in the value of the accrued benefits or the Accounts of such former Participants as of the Determination Date.
               (iii)Any such determination shall include any Rollover Contribution from any other plan as follows:
                    (A) If the Rollover Contribution is initiated by the Employee and made to or from a plan maintained by a corporation which is not an Affiliated Employer, the plan providing the distribution shall include such distribution in the value of such accrued benefit or Account.
                    (B) If the Rollover Contribution is not initiated by the Employee or made from a plan maintained by an Affiliated Employer, the plan accepting the distribution shall include such distribution in the value of such accrued benefit or Account.
          (b) "Determination Date" means for any Plan Year the last day of the next preceding Plan Year.
          (c) "Aggregation Group" means all plans maintained by the Employer or any Affiliated Employer which are required to be aggregated or permitted to be aggregated. For purposes of this Section 19.4(c),
               (i) The group of plans that are required to be aggregated (the "required aggregation group") includes each plan of the Employer or any Affiliated Employer in which a Key Employee is a Participant, and each other plan of the Employer or any Affiliated Employer which enables a plan in which a Key Employee is a Participant to meet the requirements of Sections 401(a)(4) or 410 of the Code; and
               (ii) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the Employer or any Affiliated Employer that is not part of the required aggregation group and that the Committee certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if the permissive aggregation group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.
          (d) "Top Heavy Group" means the Aggregation Group, if as of any Determination Date, the sum of (i) the present value of the accrued benefits of all Participants who are Key Employees under all defined benefit plans (within the meaning of Section 414(j) of the Code) included in the Aggregation Group plus (ii) the aggregate value of the Accounts of all Participants who are Key Employees under all defined contribution plans (within the meaning of Section 414(i) of the Code) included in the Aggregation Group exceeds 60 percent of the sum of (i) the present value of the accrued benefits for all Participants (excluding former Key Employees), under all such defined benefit plans plus (ii) the aggregate value of the Accounts of all Participants (excluding former Key Employees) under all such defined contribution plans. If the Aggregation Group that is a Top-Heavy Group is a required aggregation group, each plan in the Aggregation Group will be a Top-Heavy Plan. If the Aggregation Group that is a Top-Heavy Group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as a Top-Heavy Plan. If the Aggregation Group is not a Top-Heavy Group, no plan within such Aggregation Group will be a Top-Heavy Plan.
          For purposes of Section 19.4(a), the present value of accrued benefits under any defined benefit plan and the value of Accounts under any defined contribution plan shall be determined as of the Valuation Date that is coincident with the Determination Date in accordance with the Regulations.
          (e) "Key Employee" means any Employee or former Employee who, at any time during the Plan Year preceding the Determination Date or during any of the four preceding Plan Years, is or was one of the following:
               (i) An officer of the Employer or any Affiliated Employer having annual compensation (within the meaning of Section 414(q)(4)) greater than 50 percent of the amount in effect under Section 415(b)(1)(A) of the Code for any Plan Year (as adjusted for increases in the cost of living in accordance with the Regulations). For purposes of the preceding sentence there shall be treated as officers for any such Plan Year no more than the lesser of:
                    (A)     50 Employees, or
                    (B) the greater of three Employees or 10 percent of the Employees of the Employer or any Affiliated Employer;
               (ii) One of the ten Employees owning (or considered as owning within the meaning of Section 318 of the Code) more than a five percent (5%) interest and one of the largest interests in the Employer or any Affiliated Employer. An Employee will not be considered such an owner for any Plan Year if the Employee's compensation (within the meaning of Section 414(q)(4)) is less than $30,000 (as adjusted for increases in the cost of living in accordance with the Regulations); for purposes of determining ownership pursuant to Section 19.4(e)(ii) the aggregation rules of Section 414(b), (c) and (m) of the Code apply.
               (iii)Any person who owns (or considered as owning within the meaning of Section 318 of the Code) more than a five percent interest in the Employer;
               (iv) Any person having compensation (within the meaning of Section 414(q)(4)) of more than $150,000, and owning (or considered as owning within the meaning of Section 318 of the Code) more than a one percent interest in the Employer. For purposes of this Section 19.4(e), a Beneficiary of a Key Employee shall be treated as a Key Employee and the interests inherited by such Beneficiary shall be treated the same as if owned by the Key Employee.
          (f)  "Non-Key  Employee"  means  any "Non-Key  Employee" as defined in
Section 416(i)(2) of the Code and the Regulations promulgated thereunder.
     19.5 Maintenance of Defined Benefit Plan in Addition to Plan.
     Effective for limitation years commencing prior to January 1, 2000, in the event that the Plan is a Top-Heavy Plan for any Plan Year and the Employer also maintains a defined benefit plan (within the meaning of Section 414 of the Code) which provides benefits on behalf of Participants, then one of the two following provisions shall apply:
          (1) If the Plan is a Top-Heavy Plan for any Plan Year but would not be a "Top-Heavy Plan" for the Plan Year if "90 percent" were substituted for "60 percent" in Section 19.4(a), then Section 19.2 shall be applied for such Plan Year by substituting "four percent" for "three percent."
          (2) If a Top-Heavy Plan would continue to be a "Top-Heavy Plan" for the Plan Year if "90 percent" were substituted for "60 percent", then the denominator of the defined contribution plan fraction shall be calculated for such Plan Year by substituting "1.0" for "1.25", except with respect to any Participant who is not entitled to an allocation of Employer contributions and does not receive any accruals under any defined benefit plan (within the meaning of Section 414(j) of the Code) maintained by the Employer.
     In the event that another defined contribution plan or a defined benefit plan maintained by the Employer provides contributions or benefits on behalf of Participants, the Committee shall take such other plan into account as a part of this Plan to the extent required by the Code and in accordance with the Regulations.

                 SECTION 20. GENERAL LIMITATIONS AND PROVISIONS

     20.1 Exclusive Benefit of Participants and Beneficiaries. In no event shall any part of the funds of the Plan be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries under the Plan except as permitted under Section 403(c) of the Act. Upon the transfer by a Participating Employer of any money to the Trustee, all interest of the Participating Employer therein shall cease and terminate.
     20.2 No Rights to Continued Employment. Nothing contained in the Plan shall give any employee the right to be retained in the employment of the Employer or any Affiliated Employer or affect the right of the Employer or any Affiliated Employer to dismiss any employee. The adoption and maintenance of the Plan shall not constitute a contract between the Employer and any employee or be consideration for, or an inducement to or condition of, the employment of any employee.
     20.3 Trust Sole Source of Benefits. The Trust Fund shall be the sole source of benefits under the Plan and, except as otherwise required by the Act, the Employer and the Committee assume no liability or responsibility for payment for such benefits, and each Participant, Surviving Spouse, Beneficiary or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust Fund for such payment and shall not have any right, claim or demand therefor against the Employer, the Committee, or any Participant thereof, or any employee or director of the Employer.
     20.4 Risk of Decrease in Assets. Each Participant, Beneficiary and Surviving Spouse shall assume all risk in connection with any decrease in the value of the assets of the Trust Fund and the Participants' Accounts or special accounts and neither the Employer nor the Committee shall be liable or responsible therefor.
     20.5 Incapacity of Participant or Beneficiary. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due such person or his or her estate shall be made to his or her duly appointed legal representative. Any such payment shall be a complete discharge of the liability of the Plan and the Trust Fund therefor.
     20.6 Antialienation; Qualified Domestic Relations Orders.
          (a) Except insofar as may otherwise be required by law or pursuant to the terms of a Qualified Domestic Relations Order, as set forth in this Section 20.5, no amount payable at any time under the Plan and the Trust Fund shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person, and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any amount payable under the Plan and Trust Fund, or any part thereof, or if by reason of his or her bankruptcy or other event happening at any such time such amount would be made subject to his or her debts or liabilities or would otherwise not be enjoyed by such person, then the Committee, if it so elects, may direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person.
          (b) Upon receipt of notification of any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child, or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law) (herein referred to as a "domestic  relations order"),  the Committee shall
(i) notify the Participant and any prospective Alternate Payee named in the order of the receipt and date of receipt of such domestic relations order and of the Plan's procedures for determining the status of the domestic relations order as a Qualified Domestic Relations Order, and (ii) within a reasonable period after receipt of such order, determine whether it constitutes a Qualified Domestic Relations Order. The Plan's procedures for the determination of whether a domestic relations order constitutes a Qualified Domestic Relations Order shall be set forth by the Committee in writing, shall provide for the notification of each person specified in that order as entitled to payment of benefits under the Plan (at the address included in the domestic relations order) of such procedures promptly upon receipt by the Committee of such domestic relations order, and shall permit the prospective Alternate Payee to designate a representative for receipt of copies of notices that are sent to the prospective Alternate Payee with respect to a domestic relations order.
          (c) During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), including the period beginning on the date of the Committee's receipt of the order, the Committee shall segregate in a separate account in the Plan or in an escrow account held by a Trustee the amounts, if any, which would have been payable to the Alternate Payee during such period if the order had been determined to constitute a Qualified Domestic Relations Order, provided that if no payments would otherwise be made under the Plan to the Alternate Payee or to the Participant or a Beneficiary of the Participant while the status of the order as a Qualified Domestic Relations Order is being determined, no segregation into a separate or escrow account shall be required. If a domestic relations order is determined to be a Qualified Domestic Relations Order within eighteen (18) months of the date of its receipt by the Committee (or from the beginning of any other period during which the issue of its being a Qualified Domestic Relations Order is being determined by the Committee) the Committee shall cause to be paid to the persons entitled thereto the amounts, if any, held in the separate or escrow account referred to above in one lump sum. If a domestic relations order is determined not be a Qualified Domestic Relations Order, or if the status of the domestic relations order as a Qualified Domestic Relations Order is not finally resolved within such eighteen month period, the Committee shall cause the separate account or escrow account balance to be returned, with interest thereon, to the Participant's Account or to be paid to the person or persons to whom such amount would have been paid if there had been no such domestic relations order, whichever shall apply. Any subsequent determination that such domestic relations order is a Qualified Domestic Relations Order shall be prospective in effect only.
          (d) (i) Benefits payable to an Alternate Payee shall be payable in one lump sum and in no event shall such benefits continue beyond the lifetime of the Alternate Payee. Such payment may be made at the time specified in the Qualified Domestic Relations Order irrespective of whether the Participant has attained the "earliest retirement age" (within the meaning of Section
414(p)(4)(B) of the Code). In particular, no Alternate Payee shall have the right with respect to any benefit payable by reason of a Qualified Domestic Relations Order to (A) designate a beneficiary with respect to amounts becoming payable under the Plan, (B) elect a method of benefit distribution providing for benefits continuing beyond the Alternate Payee's lifetime, (C) provide survivorship benefits to a spouse or dependent of such Alternate Payee or to any other person, spouse, dependent or other person, or (D) transfer rights under the Qualified Domestic Relations Order by will or by state law of intestacy.
               (ii) None of the  payments,  benefits  or rights of any Alternate
Payee shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Alternate Payee. No Alternate Payee shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under the Plan.
               (iii) Alternate  Payees  shall  not  have any right to (A) borrow money under any Participant loan provisions under the Plan, (B) exercise any Participant investment direction rights or privileges under the Plan, (C) exercise any other election, privilege, option or direction rights of the Participant under the Plan except as specifically provided in the Qualified Domestic Relations Order, or (D) receive communications with respect to the Plan except as specifically provided by law, regulation or the Qualified Domestic Relations Order.
               (iv) Each  Alternate  Payee shall advise the Committee in writing of each change of his or her name, address or marital status, and of each change in the provisions of the Qualified Domestic Relations Order or any circumstance set forth therein which may be material to the Alternate Payee's entitlement to benefits thereunder or the amount thereof. Until such written notice has been provided to the Committee, the Committee shall be (A) fully protected in not complying with, and in conducting the affairs of the Plan in a manner inconsistent with, the information set forth in the notice, and (B) required to act with respect to such notice prospectively only, and then only to the extent provided for in the Qualified Domestic Relations Order. The Committee shall not be required to modify or reverse any payment, transaction or application of funds occurring before the receipt of any notice that would have affected such payment, transaction or application of funds, nor shall the Committee or any other party be liable for any such payment, transaction or application of funds.
               (v)  Except  as  specifically  provided  for  in  the   Qualified
Domestic Relations Order, an Alternate Payee shall have no right to interfere with the exercise by the Participant or by any Beneficiary of their respective rights, privileges and obligations under the Plan.
          (e) For purposes of this Plan, a Qualified Domestic Relations Order means any judgment, decree, or order (including approval of a property settlement agreement) which has been determined by the Committee in accordance with procedures established under the Plan, to constitute a qualified domestic relations order within the meaning of Section 414(p)(1) of the Code and
Alternate Payee means any person entitled to current or future payment of benefits under the Plan pursuant to a Qualified Domestic Relations Order.
     20.7 Inability to Locate Participant or Beneficiary. If the Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Committee or the Employer, and within three months after such mailing such person has not made written claim therefor, the Committee, if it so elects, may direct that such payment and all remaining payments otherwise due to such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the Employer, and upon such cancellation, the Plan and the Trust Fund shall, to the maximum extent permitted by the Act, have no further liability therefor except that, in the event such person later notifies the Committee of his or her whereabouts and requests the payment or payments due to such person under the Plan, the amount so applied shall be paid to him or her as provided in Section 11. All elections, designations, requests, notices, instructions, and other communications from the Employer, a Participant, Beneficiary, Surviving Spouse or other person to the Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee, shall be mailed or delivered to such location as shall be specified by the Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by the Committee at such location.
     20.8 Failure to Receive IRS Approval. Notwithstanding any other provision herein, if this Plan shall not be approved by the IRS under the provisions of the Code and the Regulations for any reason (including failure to comply with any condition for such approval imposed by the IRS) contributions made after the restatement of this Plan and prior to such denial shall be returned, without any liability to any person, within one year after the date of denial of such approval.
     20.9 Contributions Conditioned on Deductibility. Notwithstanding any other provision herein, all contributions to the Trust Fund are expressly conditioned upon their deductibility under Section 404 of the Code and the Regulations, and in the event of the final disallowance of the deduction for any contribution, in whole or in part, then such contribution (to the extent the deduction is disallowed) shall upon direction of the Committee, which shall be given in conformity with the provisions of the Act, be returned, without liability to any person, within one year after such final disallowance.
     20.10 Mistake of Fact. Notwithstanding any other provisions herein, if any contribution is made by a mistake of fact, such contribution shall upon the direction of the Committee, which shall be given in conformity with the provisions of the Act, be returned, without liability to any person, within one year after the payment of such contribution.
     20.11 Communications with Committee. All elections, designations, requests, notices, instructions, and other communications from the Employer, a Participant, Beneficiary, Surviving Spouse or other person to the Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by such Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by such Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by such Committee at such location.
     20.12 Communications with Participants and Beneficiaries. All notices, statements, reports and other communications from the Employer or the Committee to any Employee, Participant, Surviving Spouse, Beneficiary or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such Employee, Participant, Surviving Spouse, Beneficiary or other person at his or her address last appearing on the records of the Committee.
     20.13 Prior Service Credit. Upon such terms and conditions as the Committee may approve, and subject to any required IRS approval, benefits may be provided under the Plan to a Participant with respect to any period of the Participant's prior employment by any organization, and such benefits (and any Service credited with respect to such period of employment under Section 2.25) may be provided for, in whole or in part, by funds transferred, directly or indirectly (including a rollover from an individual retirement account), to the Trust Fund from an employee benefit plan of such organization which qualified under Section 401(a) of the Code.
     20.14 Gender and Number. Except where otherwise required by the context, whenever used in the Plan the masculine gender includes the feminine and the singular shall include the plural.
     20.15 Headings. The captions preceding the Sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.
     20.16 Governing Law. The Plan and all rights thereunder shall be governed by and construed in accordance with the Act and, to the extent not inconsistent therewith, the laws of the State of California.
     20.17 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
     20.18 Heirs, Assigns and Personal Representatives. The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future and all persons for whose benefit there exists any QDRO with respect to any Participant (except that no successor to the Plan Sponsor shall be considered a Plan Sponsor unless that successor adopts the Plan).
     20.19 Reliance on Data and Consents. The Plan Sponsor, the Employer, each participating Employer, the Board of Directors, the Committee, the Trustee, all fiduciaries with respect to the Plan, and all other persons or entities associated with the operation of the Plan, the management of its assets, and the provision of benefits thereunder, may reasonably rely on the truth, accuracy and completeness of all data provided by any Participant, Surviving Spouse, Beneficiary, and Alternate Payee, including, without limitation, data with respect to age, health and marital status. Furthermore, the Plan Sponsor, the Employer, each participating Employer, the Board of Directors, the Committee, the Trustee, and all fiduciaries with respect to the Plan may reasonably rely on all consents, elections and designations filed with the Plan or those associated with the operation of the Plan and its corresponding Trust by any Participant, Surviving Spouse, Beneficiary, Alternate Payee, or any representative of any such person, without duty to inquire into the genuineness of any such consent, election or designation. None of the aforementioned persons or entities associated with the operation of the Plan, its assets and the benefits provided under the Plan shall have any duty to inquire into any such data, and all may rely on such data being current to the date of reference, it being the duty of the Participants, Surviving Spouses, Beneficiaries and Alternate Payees to advise the appropriate parties of any change in such data.
     20.20 Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                SECTION 21. APPLICATION TO PUERTO RICO EMPLOYEES

     21.1 Modifications Applicable to Puerto Rico. The provisions of this Section shall govern the application of the provisions of the Plan to
Participants who are employed by the Company in and are residents of the Commonwealth of Puerto Rico ("Puerto Rico Participants"):
          (a) Notwithstanding Section 2.25, the definition of "Highly Compensated Participant" shall be a Puerto Rico Participant employed by the Company who receives Compensation that exceeds the Compensation paid to two thirds of the Puerto Rico Participants, as provided in Section 165(e) of the Puerto Rico Income Tax Act;
          (b)  The  following  shall  apply  in  lieu  of the second sentence of
Section 5.1(a) hereof: The Salary Reduction Agreement shall provide for Elective Contributions equal to any whole percentage between one percent (1%) and ten Percent (10%) of a Participant's Compensation in any payroll period, not to exceed $7,500 (reduced by any contributions made by the Participant to an IRA) in any calendar year;
          (c) The Actual Deferral Percentage Test set forth in Section 5.3 shall be applied separately with respect to Puerto Rico Participants. For purposes of applying the Actual Deferral Percentage Test to Puerto Rico Participants, the definition of Highly Compensated Employee contained in subparagraph (a) hereof shall be used; and
          (d)  For  purposes  of  applying  subparagraphs  (b)  and  (c) of this
Section 21.1, the definition of Compensation contained in Section 2.11 shall be applied without regard to clause (xii) thereof.
          In all other respects, the terms of this Plan shall apply to Puerto Rico Participants.